    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 16, 2012
                                                   1933 ACT FILE NO. 333-
                                                   1940 ACT FILE NO. 811-

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-2

                       (CHECK APPROPRIATE BOX OR BOXES)

                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933      [X]
                        PRE-EFFECTIVE AMENDMENT NO.      [_]
                        POST-EFFECTIVE AMENDMENT NO.     [_]

                                    AND
                           REGISTRATION STATEMENT
                                   UNDER
                     THE INVESTMENT COMPANY ACT OF 1940  [X]
                               AMENDMENT NO.             [_]

                               -----------------

                       PIONEER MULTI-ASSET CREDIT TRUST
               EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER

                               -----------------

                           60 STATE STREET, BOSTON,
                              MASSACHUSETTS 02109
ADDRESS OF PRINCIPAL EXECUTIVE OFFICES (NUMBER, STREET, CITY, STATE, ZIP CODE)

                                (617) 742-7825
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                               -----------------

                              TERRENCE J. CULLEN
                     PIONEER INVESTMENT MANAGEMENT, INC.,
                 60 STATE STREET, BOSTON, MASSACHUSETTS 02109
 NAME AND ADDRESS (NUMBER, STREET, CITY, STATE, ZIP CODE) OF AGENT FOR SERVICE

                               -----------------

                         COPIES OF COMMUNICATIONS TO:

                             ROGER P. JOSEPH, ESQ.
                             BINGHAM MCCUTCHEN LLP
                              ONE FEDERAL STREET
                               BOSTON, MA 02110

                               -----------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

It is proposed that this filing will become effective (check appropriate box)

[  ] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

----------------------------------------------------------------------------
--------------------------------------------------------------------------------
TITLE OF                     PROPOSED        PROPOSED
SECURITIES    AMOUNT          MAXIMUM        AGGREGATE
  BEING        BEING       OFFERING PRICE     MAXIMUM           AMOUNT OF
REGISTERED REGISTERED (1)    PER UNIT      OFFERING PRICE  REGISTRATION FEE (2)
--------------------------------------------------------------------------------
Common
  Shares   40,000 shares      $25.00       $1,000,000.00         $114.60
----------------------------------------------------------------------------
----------------------------------------------------------------------------

(1)Subsequent amounts to be registered will include shares to be issued pursuant to the underwriters' over-allotment option.
(2)Transmitted prior to the filing to the designated lockbox of the Securities and Exchange Commission at U.S. Bank in St. Louis, Missouri.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.

                            PRELIMINARY PROSPECTUS
                             SUBJECT TO COMPLETION
                                [      ], 2012

                                  [  ] Shares

                       PIONEER MULTI-ASSET CREDIT TRUST

                                 Common Shares
                              [$25.00] Per Share

INVESTMENT OBJECTIVES. Pioneer Multi-Asset Credit Trust (the "Fund") is a newly organized diversified, closed-end management investment company. The Fund's primary investment objective is to provide its common shareholders with a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in debt securities, with the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Debt securities include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-governmental entities, mortgage-related or mortgage-backed securities (including "sub-prime" mortgages), asset-backed securities, senior secured loans ("senior loans") and second lien or other subordinated or unsecured loans or debt issued by banks and other issuers, convertible securities, preferred securities, Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities, subordinated debt securities, event-linked bonds, and funds that invest primarily in debt securities. A substantial portion of the Fund's assets ordinarily will consist of below investment grade (high yield) debt securities, loans and preferred stocks (commonly referred to as "junk bonds"). The Adviser allocates the Fund's investments among market segments, geographic regions and categories of debt and other instruments based on the Adviser's outlook for economic, interest rate and political trends, and other factors.

                                                  (continued on following page)

                               -----------------

NO PRIOR TRADING HISTORY. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS SHARES HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END FUNDS FREQUENTLY TRADE AT PRICES LOWER THAN THEIR NET ASSET VALUE. THE RISK OF LOSS DUE TO THIS DISCOUNT MAY BE GREATER FOR INITIAL INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THE PUBLIC OFFERING.

BEFORE BUYING SHARES OF THE FUND, YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND UNDER "RISK FACTORS" BEGINNING ON PAGE [ ]. CERTAIN OF THESE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY -- RISK FACTORS" BEGINNING ON PAGE [ ].

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

======================================================================

                                                 Estimated Offering    Proceeds, After
                  Price to Public Sales Load (2)    Expenses (3)    Expenses, to the Fund
Per common share     [$ 25.00]       [$ 1.125]        [$  0.05]           [$23.825]
Total (1)            [$      ]       [$      ]        [$      ]           [$      ]

(1)The underwriters may purchase up to [    ] additional common shares of the
   Fund at the public offering price, less the sales load, within 45 days of the date of this Prospectus to cover any over-allotments. If the underwriters exercise the over-allotment option in full, the total public offering price, sales load, estimated offering expenses and proceeds, after
   expenses, to the Fund will be $[    ], $[    ], $[    ] and $[    ],
   respectively. See "Underwriting" on page [ ] of this Prospectus.
[(2)Does not include additional compensation, shareholder servicing, structuring or incentive fee payable by the adviser to certain underwriters. See "Underwriting--Additional Compensation to Certain Underwriters."]
(3)The adviser has agreed to pay all of the Fund's organizational expenses and to pay the amount by which the aggregate common shares offering expenses, other than the sales load, exceed $0.05 per share. The actual offering
   expenses for the common shares are estimated to be approximately $[    ] or
   $[    ] per common share.

The underwriters expect to deliver the common shares to purchasers on or about
[      ], 2012.

                               -----------------

(continued from previous page)

LISTING: The Fund's common shares are anticipated to be approved for listing on
[          ] under the symbol [ ], subject to official notice of issuance.

INVESTMENT ADVISER. Pioneer Investment Management, Inc. (the "Adviser) is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of UniCredit S.p.A. The Adviser is part of a global asset management group providing investment management and financial services to mutual funds and
other clients. As of [          ], assets under management by the Adviser and
its affiliates were approximately $[    ] billion worldwide, including over
$[    ] billion in assets under management by the Adviser.

LEVERAGE. The Fund anticipates borrowing for leveraging purposes in an amount equal to approximately 30% of the Fund's managed assets. It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Although the Fund is permitted to use leverage through the issuance of preferred shares, it has no current intention to do so. By using leverage, the Fund will seek to obtain a higher return for the holders of its common shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks involved. There can be no assurance that the Fund will be leveraged at all times or that the Fund's use of leverage will be successful during any period during which leverage is employed. See "Leverage."

THE FUND'S COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED

DEPOSITORY INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

Please read this Prospectus carefully before investing and keep it for future reference. It contains important information that a prospective investor ought to know before investing in the Fund. A Statement of Additional Information
("SAI"), dated [    ], 2012, containing additional information about the Fund
has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. A Table of Contents for the SAI is set forth on page [ ] of this Prospectus. A copy of
the SAI can be obtained without charge by writing to the Fund at [    ], by
calling 1-800-225-6292, or from the SEC's website at http://www.sec.gov. Copies of the Fund's Annual Report and Semi-Annual Report may be obtained upon request by writing to the Fund, by calling 1-800-225-6292, or by visiting the Fund's website at www.pioneerinvestments.com. [All questions and inquiries relating to the Offer should be directed to the Information Agent, [Name], [Address], at [Telephone Number].]

You should rely only on the information contained this Prospectus and the Fund's Statement of Additional Information. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since the date of this Prospectus.

Until [    ], 2012 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to each dealer's obligation to deliver a Prospectus when acting as underwriter and with respect to its unsold allotments or subscriptions.

            CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus and the SAI contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities the Fund holds, the conditions in the U.S. and international financial and other markets, the price at which the Fund's shares will trade in the public markets and other factors discussed in the Fund's periodic filings with the SEC.

Actual results could differ materially from those projected or assumed in the forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risk Factors" section of this Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus are made as of the date of this Prospectus. Except for the Fund's ongoing obligations under the federal securities laws, the Fund does not intend, and it undertakes no obligation, to update any forward-looking statement.

Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risk Factors" section of this Prospectus. You are urged to review carefully that section for a more complete discussion of the risks of an investment in the Fund's common shares.

                               TABLE OF CONTENTS

                                                                         PAGE
  Prospectus Summary                                                       6
  Summary of Fund Expenses                                                30
  The Fund                                                                32
  Use of Proceeds                                                         32
  Investment Objectives and Principal Investment Strategies               32
  Leverage                                                                46
  Risk Factors                                                            48
  Management of the Fund                                                  58
  Dividends and Distributions                                             60
  Automatic Dividend Reinvestment Plan                                    60
  Closed-End Fund Structure                                               62
  Possible Conversion to Open-End Status                                  63
  Federal Income Tax Matters                                              64
  Net Asset Value                                                         72
  Description of Shares                                                   73
  Certain Provisions of the Agreement and Declaration of Trust and
    By-Laws                                                               74
  Underwriting                                                            76
  Administrator, Custodian, Transfer Agent, Registrar, Dividend
    Disbursing Agent and Shareholder Servicing Agent                      78
  Validity of Common Shares                                               78
  Table of Contents for the Statement of Additional Information           79

                              PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares, especially the information set forth under the heading "Risk Factors." You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information. Capitalized terms used but not defined herein shall have the meaning attributed to such term in the Statement.

THE FUND Pioneer Multi-Asset Credit Trust (the "Fund") is a newly organized, diversified, closed-end management investment company.

THE OFFERING         The Fund is offering [  ] common shares of
                     beneficial interest, no par value, at an initial offering price of [$25.00] per share. The common shares are being offered by a group of underwriters
                     (the "Underwriters") led by [ ]. The common shares of beneficial interest are called "common shares" in the rest of this Prospectus. You must purchase at least [100 common shares ($2,500)] to participate in this offering. Investors will be required to pay a sales load of [4.50%] of the initial offering price, which will reduce the initial amount invested. The Fund has granted to the underwriters the option to purchase up to an additional
                     [ ] common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover orders in excess of [ ] common shares, if any. The Fund will pay up to [$0.05] per share for the Fund's offering expenses.
                     Consequently, giving effect to the sales load and assuming offering expenses of [$0.05] per share, the initial net asset value of the common shares would be [$23.825] immediately after their issuance. Pioneer Investment Management, Inc., the
                     Fund's investment adviser (the "Adviser"), has agreed to pay all of the Fund's organizational expenses and pay the amount by which the aggregate offering expenses (other than the sales load) with respect to the common shares offering exceed [$0.05] per share. See "Underwriting."

INVESTMENT           INVESTMENT OBJECTIVES
OBJECTIVES
AND PRINCIPAL        The Fund's primary investment objective is to
INVESTMENT           provide its common shareholders with a high level
STRATEGIES           of current income. As a secondary investment
                     objective, the Fund seeks capital appreciation.
                     There can be no assurance that the Fund will achieve its investment objectives.

                     PRINCIPAL INVESTMENT STRATEGIES

                     The Fund invests primarily in debt securities. Debt securities include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-governmental entities, mortgage-related or mortgage-backed securities (including "sub-prime" mortgages), asset-backed securities, senior secured loans ("senior loans") and second lien or other subordinated or unsecured loans or debt issued by banks and other issuers, convertible securities, preferred securities, TIPS and other inflation-linked debt securities, subordinated debt securities, event-linked bonds, and funds that invest primarily in debt securities. The Adviser allocates the Fund's investments among market segments, geographic regions and categories of debt and other securities based on the Adviser's outlook for economic, interest rate and political trends, and other factors.

                     The Fund's investments nevertheless involve significant risks since, among other things, the Fund may invest substantially in below investment grade (high yield) debt securities, loans and preferred stocks, as discussed below. For a discussion of the risks related to the Fund's investments, please refer to the "Prospectus summary - Risk considerations" and "Risk factors."

                     A substantial portion of the Fund's assets ordinarily will consist of below investment grade (high yield) debt securities, loans and preferred stocks. These securities are rated below investment grade (i.e., Ba/BB and below) by the national rating agencies that cover the obligations, or if unrated, are determined by the Adviser to be of comparable quality. Investment in securities of below investment grade quality, commonly referred to as "junk bonds," involves substantial risk of loss.
                     "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments.

                     Pioneer Investment Management, Inc. is the Fund's investment adviser. In selecting investments, the Adviser considers both broad economic and issuer specific factors using a global perspective. In assessing the appropriate maturity, rating, sector and country weightings of the Fund's portfolio, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy, and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the Adviser selects individual securities based on the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, credit quality, and sector and issuer diversification. The Adviser also employs fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. The
                     Adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the Fund's investment objectives. The
                     Adviser makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

                     PORTFOLIO INVESTMENTS

                     Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in debt securities of U.S. and non-U.S. issuers. Debt securities include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-governmental entities, mortgage-related or mortgage-backed securities (including "sub-prime" mortgages), asset-backed securities, floating rate loans, convertible

                     Securities, preferred securities, TIPS and other inflation-linked debt securities, subordinated debt securities, event-linked bonds, and funds that invest primarily in debt securities. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such debt securities. The Adviser allocates the Fund's investments among market segments, geographic regions and categories of debt and other instruments based on the Adviser's outlook for economic, interest rate and political trends, and other factors.

                     The Fund will provide written notice to
                     shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its managed assets in debt securities.

                     The Fund may invest without limit in securities of any credit quality, including those that are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds") or are unrated but determined by the Adviser to be of equivalent credit quality, and those that are in default or in bankruptcy. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio.

                     The Fund does not have a targeted maturity range for its portfolio, and may invest in securities with a broad range of maturities.

                     The Fund may invest without limit in debt instruments of non-U.S. issuers, including emerging markets issuers. The Fund does not currently intend to invest more than 25% of its managed assets in any one non-U.S. country (other than Canada). In addition to investing in securities denominated in non-U.S. currencies, the fund may hold non-U.S. currencies and purchase and sell forward currency exchange contracts in non-U.S. currencies.

                     The Fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The Fund's investments may include instruments that allow for balloon payments or negative amortization payments.

                     The Fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan.

                     The Fund may use derivatives, such as credit default swaps, interest rate futures and forward currency exchange contracts, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the Fund's return as a non-hedging strategy that may be considered speculative. The Fund may invest without limit in derivative instruments.

                     The Fund may invest without limit in illiquid securities.

                     The Fund may invest in equity securities, including common stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The Fund may invest in equity securities as a consequence of holding debt of the same issuer, when the Adviser believes they offer the potential for capital gains or for other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the Fund's investment objective of a high level of current income.

                     BELOW INVESTMENT GRADE SECURITIES

                     The Fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Adviser. A debt security is below investment grade if it is rated Ba/
                     BB or the equivalent rating by at least one nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.
                     Below investment grade securities also may be more difficult to value. An investor can still lose significant amounts when investing in investment grade securities. With respect to event-linked bonds, the rating reflects the probability that a pre-defined trigger event will occur, rather than the bond's credit rating. The rating also assesses the model used to calculate the probability of the trigger event.

                     FLOATING RATE INVESTMENTS

                     Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically based on a specified interest rate or other reference and include repurchase agreements, money market securities and shares of money market and short-term bond funds. For purposes of the Fund's investment policies, the Fund considers "floating rate" and "adjustable rate" to be the same.

                     FLOATING RATE LOANS

                     Floating rate loans are made by banks and other financial institutions to large corporate customers. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank's prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.

                     The Fund's investments in senior loans will hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debt-holders, like the Fund, will be paid before subordinated debt-holders and stockholders of the borrower. Senior loans typically are secured by specific collateral.

                     Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the Fund is a direct investor in a loan, the Fund may have the ability to influence the terms of the loan, although the Fund does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligation to the Fund, in addition to the risk that the issuer of the loan will default on its obligations.

                     SECOND LIEN AND OTHER SUBORDINATED SECURITIES

                     The Fund may invest in second lien loans and other securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.

                     MORTGAGE-BACKED SECURITIES

                     The Fund may invest in mortgage-backed
                     securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The Fund's investments in mortgage-related securities may include instruments relating to sub-prime mortgages as well as mortgage derivatives and structured securities.

                     The Fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

                     ASSET-BACKED SECURITIES

                     The Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund's investments in asset-backed securities may include derivative and structured securities.

                     The Fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The Fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

                     EVENT-LINKED BONDS

                     The Fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

                     Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.

                     U.S. GOVERNMENT SECURITIES

                     The Fund may invest in U.S. government securities.
                     U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association
                     (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market and strategies value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac.

                     NON-U.S. INVESTMENTS

                     The Fund may invest without limit in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

                     DERIVATIVES

                     The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

                         .As a hedge against adverse changes in the
                          market prices of securities, interest rates or currency exchange rates

                         .As a substitute for purchasing or selling
                          securities

                         .To increase the Fund's return as a
                          non-hedging strategy that may be
                          considered speculative

                         .To manage portfolio characteristics

                     CREDIT DEFAULT SWAPS

                     The Fund may enter into credit default swaps, which are a type of derivative transaction. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets, or an index of assets, each known as the "reference obligation."

                     A credit default swap is designed as a means to purchase (or sell) a hedge against the risk of default on the reference obligation. If a credit event occurs, the seller generally must pay the buyer the par value (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

                     The Fund may be either the buyer or seller in a credit default swap. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of the reference obligation, the value of which may have significantly decreased. As a seller, the Fund generally would receive an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

                     INVERSE FLOATING RATE OBLIGATIONS

                     The Fund may invest in inverse floating rate obligations (a type of derivative instrument). Inverse floating rate obligations represent interests in tax-exempt bonds. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

                     MORTGAGE DOLLAR ROLLS

                     The Fund may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Fund loses the right to receive interest and principal payments on the security it sold. However, the Fund benefits from the interest earned from investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the Adviser's ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

                     ZERO COUPON SECURITIES

                     The Fund may invest in zero coupon securities.
                     Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S.
                     Treasury bonds and represent scheduled interest and principal payments on the bonds.

                     INVESTMENTS IN EQUITY SECURITIES

                     The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company.
                     While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

                     PREFERRED SECURITIES

                     The Fund may invest in preferred securities.
                     Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

                     CONVERTIBLE SECURITIES

                     The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

                     OTHER INVESTMENT COMPANIES

                     The Fund may invest in the securities of other investment companies, including exchange-traded funds and money market funds, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940 ("1940 Act").

                     REVERSE REPURCHASE AGREEMENTS AND BORROWING

                     The Fund may enter into reverse repurchase agreements pursuant to which the Fund transfers securities to a counterparty in return for cash, and the Fund agrees to repurchase the securities at a later date and generally for a higher price.
                     Reverse repurchase agreements are treated as borrowings by the Fund, are a form of leverage and may make the value of an investment in the Fund more volatile and increase the risks of investing in the Fund. The Fund also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

                     REPURCHASE AGREEMENTS

                     The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the collateral shall be at least equal to an amount of the loan, including interest thereon. Collateral is held by the Fund's custodian in a segregated safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash.

                     CASH MANAGEMENT AND TEMPORARY INVESTMENTS

                     Normally, the Fund invests substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.
                     During such periods, it may be more difficult for the Fund to achieve its investment objectives. The Fund may adopt a defensive strategy when the Adviser believes securities in which the Fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

                     SHORT-TERM TRADING

                     The Fund usually does not trade for short-term profits. The Fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the Fund's investment criteria. If the Fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

USE OF LEVERAGE BY   The Fund may borrow or issue debt securities for
THE FUND             leveraging purposes up to the amount permitted
                     under the 1940 Act. Under the 1940 Act, the Fund is generally not permitted to incur indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness.

                     The Fund initially anticipates that it will utilize leverage in an amount equal to approximately 30% of the Fund's managed assets. The Fund intends to leverage its assets through borrowings from banks and other financial institutions. It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions in certain instances.

                     Although the Fund has no current intention to do so, the Fund also is permitted to use leverage through the issuance of preferred shares.

                     The Fund may not be leveraged at all times, and the amount of leverage, if any, may vary depending on a variety of factors, including the Adviser's outlook for interest rates and credit markets and the costs that the Fund would incur as a result of such leverage. The Fund's leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation.
                     However, the use of leverage also creates risks for the Fund's shareholders, including the likelihood of greater volatility of the Fund's net asset value and market price. There is a risk that fluctuations in the interest rates on any borrowings may adversely affect the return to the Fund's shareholders. If the return on the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Fund's shareholders as dividends and other distributions will be reduced. Because the fees paid to the Adviser will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage. The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to the Fund's common shareholders over time.

                     If the Fund uses leverage, associated costs will be borne by shareholders through a reduction of the net asset value of the Fund's shares. Costs associated with any borrowings would likely include legal fees, audit fees, structuring fees, commitment fees, and a usage (borrowing) fee. If the Fund issues preferred shares or debt, holders of preferred shares and holders of any debt issued by the Fund would not bear the management fee. Therefore, common shareholders would bear the portion of the management fee attributable to the assets purchased with the proceeds of leverage.

                     See "Risk Factors--Leverage risk."

RISK CONSIDERATIONS  The following is a summary of the principal risks of investing in the Fund. You should read the fuller discussion in this Prospectus under "Risk Factors" on page [ ].

                     GENERAL. The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor's existing portfolio of investments. Because the Fund invests predominantly in floating rate instruments of U.S.
                     and non-U.S. issuers, including floating rate loans, event-linked bonds, and high yield debt securities, an investment in the Fund's common shares may be speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

                     NO OPERATING HISTORY. The Fund is a newly organized, diversified, closed-end management investment company and has no operating history or history of public trading.

                     MARKET PRICE OF SHARES. Common shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund will be reduced following the offering by the sales load and the amount of offering expenses paid by the Fund.

                     Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

                     MARKET RISK. The values of securities held by the Fund may go up or down, sometimes rapidly or unpredictable, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years.

                     The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time. The Fund may experience a substantial or complete loss on any individual security.

                     HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

                     INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

                     Certain debt securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

                     The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument's interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument's interest rate may not result and the instrument may decline in value. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease.

                     CREDIT RISK. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the Fund may incur expenses to protect the Fund's interest in securities experiencing these events. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer's creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security's yield in relation to their effective duration. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

                     PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security that can be repaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was repaid or called. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

                     RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.

                     When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the issuer of the loan will default on its obligations.

                     Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risk. The Adviser believes, based on its experience, that senior floating rate loans generally have more favorable loss recovery rates than most other types of below investment grade obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Adviser's prior experience or that the senior loans in which the Fund invests will achieve any specific loss recovery rate.

                     Certain floating rate loans and other corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. Other loans are incurred in restructuring or "work-out" scenarios, including debtor-in-possession facilities in bankruptcy. Loans in restructuring or similar scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any of these transactions, whether acquisition financing or restructuring, may make the loans especially vulnerable to adverse economic or market conditions and the risk of default.

                     RISK OF INSUFFICIENT COLLATERAL. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations or may be difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws.
                     These laws may be less developed and more cumbersome with respect to the Fund's non-U.S.
                     floating rate investments. Floating rate loans may not be fully collateralized. To the extent that a loan is collateralized by stock of the borrower or its affiliates, this stock may lose all or substantially all of its value in the event of bankruptcy of the borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary's assets before the lenders to the holding company would receive any amount on account of the holding company's interest in the subsidiary.

                     RISK OF DISADVANTAGED ACCESS TO CONFIDENTIAL
                     INFORMATION. The issuer of a floating rate loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. Normally, the Adviser will seek to avoid receiving this type of information about the issuer of a loan either held by, or considered for investment by, the Fund. The Adviser's decision not to receive the information may place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan's issuer. For example, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, the Adviser's inability to assess the impact of these actions may adversely affect the value of the Fund's portfolio. For this and other reasons, it is possible that the Adviser's decision not to receive material, non-public information under normal circumstances could adversely affect the Fund's investment performance.

                     RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

                     MORTGAGE-RELATED AND ASSET-BACKED SECURITIES
                     RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying assets and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer's underlying assets, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, defaults on the underlying assets, or the issuer's inability to issue new or replacement securities.
                     Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying assets may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral. If there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

                     Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying assets, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid. These securities may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics.

                     The Fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

                     The Fund may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the Fund invests (e.g., the Fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the Fund as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral.

                     RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Fund's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

                     U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The
                     Fund invests in obligations issued by agencies and instrumentalities of the U.S. government.
                     Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks
                     (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers.

                     RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks may include:

                         .Less information about non-U.S. issuers
                          or markets may be available due to less
                          rigorous disclosure or accounting
                          standards or regulatory practices

                         .Many non-U.S. markets are smaller, less
                          liquid and more volatile. In a changing
                          market, the Adviser may not be able to
                          sell the Fund's portfolio securities at
                          times, in amounts and at prices it
                          considers reasonable

                         .Adverse effect of currency exchange rates
                          or controls on the value of the Fund's
                          investments, or its ability to convert
                          non-U.S. currencies to U.S. dollars

                         .The economies of non-U.S. countries may
                          grow at slower rates than expected or may experience a downturn or recession

                         .Economic, political, regulatory and social
                          developments may adversely affect the
                          securities markets

                         .Withholding and other non-U.S. taxes
                          may decrease the Fund's return.

                         .Some markets in which the Fund may
                          invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

                         .A governmental entity may delay or
                          refuse to pay interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms

                     Additional risks of investing in emerging markets include:

                         .The extent of economic development,
                          political stability, market depth,
                          infrastructure, capitalization and
                          regulatory oversight can be less than in more developed markets

                         .Emerging market countries may
                          experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

                         .The Fund could experience a loss from
                          settlement and custody practices in some emerging markets

                         .The possibility that a counterparty may
                          not complete a currency or securities
                          transaction

                         .Low trading volumes may result in a lack
                          of liquidity and in extreme price volatility

                     CURRENCY RISK. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

                     SOVEREIGN DEBT RISK. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars or a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

                     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S.
                     governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

                     DERIVATIVES RISK. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the Fund, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments or do not correlate well with the underlying assets, rate or index, the Fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the Fund if it cannot sell or terminate the derivative at an advantageous time or price. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the Fund for a variety of reasons.
                     The extent and impact of new regulation of the derivatives markets is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the Fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

                     CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund.

                     RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

                     LEVERAGE RISK. When the Fund uses leverage through borrowing or otherwise engages in transactions that have a leveraging effect on the Fund's portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund's underlying assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. In addition, fluctuations in interest rates on borrowings and short-term debt may adversely affect returns.

                     RISK OF ILLIQUID INVESTMENTS. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

                     SPECIAL RISKS RELATED TO PREFERRED SECURITIES.
                     There are special risks associated with the Fund's investments in preferred securities, including risks related to limited voting rights, special redemption rights, deferred distributions, subordination and liquidity.

                     CONVERTIBLE SECURITIES RISK. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
                     As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure.

                     PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

                     ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction.

INVESTMENT           Pioneer Investment Management, Inc. is the Fund's
                     investment adviser.

ADVISER The Adviser is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objectives and principal investment strategies. The Adviser's main office is at 60 State Street, Boston, Massachusetts 02109.

                     The Adviser or its predecessors have been
                     managing investment companies since 1928. The Adviser is an indirect, wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"), one of the leading
                     banking groups in Italy. As of [          ], assets
                     under management by the Adviser and its affiliates
                     were approximately $[    ] billion worldwide,
                     including over $[    ] billion in assets under
                     management by the Adviser.

                     The Fund pays the Adviser a fee for its investment advisory services equal on an annual basis to [ ]% of the Fund's average daily managed assets.
                     "Managed assets" means the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. The fee is accrued daily and payable monthly. Because the Adviser's fee is based upon managed assets, the Adviser may have an incentive to leverage the Fund. See "Management of the Fund."

                     The Adviser (and not the Fund) has agreed to provide certain additional compensation to the underwriters. See "Underwriting."

LISTING              The Fund's common shares are anticipated to be
                     approved for listing on [          ] under the
                     symbol [  ], subject to official notice of issuance.

ADMINISTRATOR,       Pioneer Investment Management, Inc. serves as the
CUSTODIAN,           Fund's administrator and has appointed
TRANSFER AGENT,      [          ] to serve as the Fund's sub-
REGISTRAR,           administrator. [          ] will serve as the
DIVIDEND DISBURSING  Fund's custodian. Pioneer Investment Management
AGENT AND            Shareholder Services, Inc. will serve as the Fund's
SHAREHOLDER          transfer agent, registrar and dividend disbursing
SERVICING AGENT      agent. [          ] will serve as the sub-transfer
                     agent, sub-registrar and sub-dividend disbursing
                     agent. [          ] will serve as the Fund's
                     shareholder servicing agent.

MARKET PRICE OF      Common shares of closed-end investment
COMMON SHARES        companies frequently trade at prices lower than
                     their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of the Fund's investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period of time following the completion of this offering. The Fund cannot predict whether its common shares will trade at, above or below net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. See "Use of proceeds." In addition to the net asset value, the market price of the Fund's common shares may be affected by such factors as the Fund's use of leverage, portfolio credit quality, liquidity, market supply and demand, dividends paid by the Fund
                     (which are in turn affected by expenses), factors affecting the market for interest rates and credit markets, call protection for portfolio securities and interest rate movements.

                     See "Leverage," "Risk Factors" and "Description of Shares." The Fund's common shares are designed primarily for long-term investors. You should not purchase common shares if you intend to sell them shortly after purchase.

DISTRIBUTIONS        The Fund intends to distribute to common
                     shareholders all or a portion of its net investment income monthly and realized net capital gains, if any, at least annually. The Fund expects that it will announce its initial dividend within approximately
                     45 days and commence paying dividends within 60 to 90 days of the date of this Prospectus.

                     At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income. In order to maintain a stable dividend rate on the common shares, the Fund may also make distributions that constitute a return of capital. In any event, the Fund is generally required to distribute, and intends to distribute, all or substantially all of its income for each taxable year. The Fund cannot guarantee any particular yield on its common shares, and the yield for any given period is not an indication or representation of future yields on the Fund's common shares. The amount of each monthly distribution will vary depending on a number of factors, including costs of financial leverage. As portfolio and market conditions change, the rate of dividends on the common shares and the Fund's dividend policy could change.

                     Dividends and capital gain distributions generally are reinvested in additional common shares of the Fund under the Fund's automatic dividend reinvestment plan. However, an investor can choose not to participate in the plan and instead to receive all distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan.

                     You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the Fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates. Distributions from the Fund's net short-term capital gains are taxable as ordinary income. Other dividends are generally taxable as ordinary income or, for taxable years beginning on or before December 31, 2012, if paid from the Fund's
                     "qualified dividend income" and if certain conditions, including holding period requirements, are met by the Fund and the shareholder, as qualified dividend income taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

                     "Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

                     The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

                     If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

                     You should consult a tax adviser about state, local and foreign taxes on your distributions from the Fund.

                     See "Dividends and Distributions," "Automatic Dividend Reinvestment Plan" and "Federal Income Tax Matters."

                           SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to common shares. Expenses and fees borne by the Fund are indirectly borne by the holders of common shares. The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the common shares. As of the date of this Prospectus, the Fund has not commenced operations. The amounts set forth in the tables are based on estimates for the current fiscal year. The table assumes that the Fund employs leverage through borrowing in an amount equal to 33 1/3% of the Fund's managed assets. The Fund will incur interest expense when it leverages through borrowing. For additional information with respect to the Fund's expenses, see "Management of the Fund." Other expenses include, but are not limited to, custodial and transfer agency fees, legal and accounting expenses and listing fees.

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Paid by Common Shareholders (as a
  percentage of Offering Price) (1)                          [4.50%]
Estimated Offering Expenses Borne by Common
  Shareholders (as a percentage of offering
  price) (1)                                                 [0.20%]
Dividend Reinvestment Plan Fees (2)                           None

                                                 AS A PERCENTAGE OF NET ASSETS
                                                 ATTRIBUTABLE TO COMMON SHARES
ANNUAL FUND OPERATING EXPENSES
   Management Fee (3)                                          [  %]
   Interest Payments on Borrowed Funds(3) (4)                  [  %]
   Other Expenses (1)                                          [  %]
   [Acquired Fund Fees and Expenses]                           [  %]
   TOTAL ANNUAL FUND OPERATING EXPENSES (1)(5)                 [  %]

EXAMPLE

As required by the relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of [$ ] and the estimated offering expenses of this offering of [$ ]) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of [ %] of net assets attributable to common shares and (2) a 5% annual return*:

                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                         ------ ------- ------- --------
Total expenses incurred
--------

The foregoing fee table and example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

The example set forth above assumes reinvestment of all dividends and distributions at net asset value, and an annual expense ratio of [ ]%. The table above and the assumption in the Example of a 5% annual return are required by the SEC regulations applicable to all management investment companies. In addition, while the Example assumes reinvestment of all dividends and distributions at net asset value, participants in the Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividends and Distributions; Automatic Dividend Reinvestment Plan."

* THE EXAMPLE AND FEE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES OR MAY BE GREATER OR LESSER THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE AND FEE TABLE. The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)Offering costs borne by the holders of the common shares will result in a reduction of the net assets of the Fund. The offering expenses of this
   offering are estimated to be approximately $[    ] or $[    ] per common
   share. The Adviser has agreed to pay all, and will not be reimbursed for any, organizational expenses. The Adviser has agreed to pay all offering
   costs (other than sales load) that exceed $[    ] per common share.
   Estimated offering costs of the common share offering to be paid by the holders of the common shares are not included in the expenses shown in "Other Expenses" or "Total Annual Fund Operating Expenses." "Other Expenses" do not reflect the effect of any expense offset arrangements.

(2)A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3)The advisory fee is based upon the Fund's managed assets (net assets plus borrowings for leverage). The table reflects the advisory fee as a percentage of net assets attributable to common shareholders. Common shareholders bear all of the advisory fee. Consequently, when the Fund is leveraged (i.e., incurs borrowing), the advisory fee stated as a percentage of net assets attributable to common shareholders is higher than when the Fund is not leveraged and increases as the amount of leverage increases. See footnote (6).

(4)The Fund currently intends to incur borrowing for leveraging purposes during its first year of operations. Interest expenses on borrowing are included among the expenses shown in the annual fund operating expenses table.

(5)The Fund's total annual expenses as a percentage of net assets attributable to common shares are estimated to be [ ]% of average daily net assets whether or not the underwriters' over-allotment option is exercised.

                                   THE FUND

Pioneer Multi-Asset Credit Trust is a newly organized, diversified, closed-end management investment company. The Fund was organized under the laws of the
State of Delaware on [          ], and has registered under the 1940 Act. As a
newly organized entity, the Fund has no operating history. The Fund's principal office is located at 60 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 742-7825.

                                USE OF PROCEEDS

The net proceeds of this offering will be approximately [$    ] (or
approximately [$    ] assuming the underwriters exercise the over-allotment
option in full) after payment of the estimated offering costs and the deduction of the sales load. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and principal investment strategies as stated below. However, investments that, in the judgment of the Adviser, are appropriate investments for the Fund may not be immediately available. Therefore, there will be an initial investment period of approximately four months following the completion of this offering before the Fund is required to be invested in accordance with its principal investment strategies. During such period, all or a portion of the proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objectives and Principal Investment Strategies."

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to provide its common shareholders with a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

The Fund's investment objectives may be changed without shareholder approval. The Fund will provide notice prior to implementing any change to its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in debt securities. Debt securities may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-governmental entities, mortgage-related or mortgage-backed securities (including "sub-prime" mortgages), asset-backed securities, senior secured loans ("senior loans") and second lien or other subordinated or unsecured loans or debt issued by banks and other issuers, convertible securities, preferred securities, TIPS and other inflation-linked debt securities, subordinated debt securities, event-linked bonds, and funds that invest primarily in debt securities. The Adviser allocates the Fund's investments among market segments, geographic regions and categories of debt securities based on the Adviser's outlook for economic, interest rate and political trends, and other factors.

A substantial portion of the Fund's assets ordinarily will consist of below investment grade (high yield) debt securities, loans and preferred stocks. These securities are rated below investment grade by the national rating agencies that cover the obligations (i.e., Ba/BB and below), or if unrated, are determined by the Adviser to be of comparable quality. Investment in securities of below investment grade quality, commonly referred to as "junk bonds," involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments.

Pioneer Investment Management, Inc. is the Fund's investment adviser. In selecting investments, the Adviser considers broad economic and issuer specific factors using a global perspective. In assessing the appropriate maturity, rating, sector and country weightings of the Fund's portfolio, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy, and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the Adviser selects individual securities based on the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, credit quality, and sector and issuer diversification. The Adviser also employs fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. The Adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the Fund's investment objectives. The Adviser makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

PORTFOLIO INVESTMENTS

Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in debt securities. Debt securities may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-governmental entities, mortgage-related or mortgage-backed securities (including "sub-prime" mortgages), asset-backed securities, floating rate loans, convertible securities, preferred securities, TIPS and other inflation-linked debt securities, subordinated debt securities, event-linked bonds, and funds that invest primarily in debt securities. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such debt securities. The Adviser allocates the Fund's investments among market segments, geographic regions and categories of instruments based on the Adviser's outlook for economic, interest rate and political trends, and other factors.

The Fund's investments nevertheless involve significant risks since, among other things, the Fund may invest substantially in below investment grade (high yield) debt securities, loans and preferred stocks, as discussed below. For a discussion of the risks related to the Fund's investments, please refer to "Risk factors."

The Fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its managed assets in debt securities.

The Fund may invest without limit in debt instruments of non-U.S. issuers, including emerging markets issuers. The Fund does not currently intend to invest more than 25% of its managed assets in any one non-U.S. country (other than Canada). In addition to investing in securities denominated in non-U.S. currencies, the fund may hold non-U.S. currencies and purchase and sell forward currency exchange contracts in non-U.S. currencies.

The Fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The Fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The Fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan.

The Fund may use derivatives, such as credit default swaps, interest rate futures and forward currency exchange contracts, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the Fund's return as a non-hedging strategy that may be considered speculative. The Fund may invest without limit in derivative instruments.

The Fund may invest without limit in illiquid securities.

The Fund may invest in equity securities, including common stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The Fund may invest in equity securities as a consequence of holding debt of the same issuer, when the Adviser believes they offer the potential for capital gains or for other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the Fund's investment objective of a high level of current income.

CREDIT MANAGEMENT

The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds") or are unrated but determined by the Adviser to be of equivalent credit quality, and those that are in default or in bankruptcy. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio. The Adviser monitors the credit quality and price of the securities and other instruments held by the Fund.

Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on ratings assigned by rating services. In evaluating the attractiveness of a particular obligation, whether rated or unrated, the Adviser generally gives equal weight to the obligation's yield and the issuer's creditworthiness and will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the availability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage and earnings prospects.

BELOW INVESTMENT GRADE SECURITIES

The Fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Adviser. A debt security is below investment grade if it is rated Ba/BB or the equivalent rating by at least one nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value. With respect to event-linked bonds, the rating reflects the probability that a pre-defined trigger event will occur, rather than the bond's credit rating. The rating also assesses the model used to calculate the probability of the trigger event.

If a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the Fund's portfolio securities, the Adviser will consider if any action is appropriate in light of the Fund's investment objectives and policies. An investor can still lose significant amounts when investing in investment grade securities.

FLOATING RATE INVESTMENTS

Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically based on a specified interest rate or other reference and include repurchase agreements, money market securities and shares of money market and short-term bond funds. For purposes of the Fund's investment policies, the Fund considers "floating rate" and "adjustable rate" to be the same.

FLOATING RATE LOANS

Floating rate loans are made by banks and other financial institutions to large corporate customers. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank's prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.

The Fund's investments in senior loans will hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debt-holders, like the

Fund, will be paid before subordinated debt-holders and stockholders of the borrower. Senior loans typically are secured by specific collateral.

Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the Fund is a direct investor in a loan, the Fund may have the ability to influence the terms of the loan, although the Fund does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligation to the Fund, in addition to the risk that the issuer of the loan will default on its obligations.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a floating rate loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. To the extent that a floating rate loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate floating rate loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Many loans in which the Fund will invest may not be rated by a rating agency, and most or all will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of floating rate loans will generally be less extensive than that available for issuers of registered or exchange listed securities.

In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of floating rate loans in the Fund may be rated below investment grade by independent rating agencies. In the event floating rate loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds by Investors Services, Inc. and Standard & Poor's Ratings Group is included as Appendix A to the Statement of Additional Information. Because floating rate loans are senior in a borrower's capital structure and are often secured by specific collateral, the Adviser believes that floating rate loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Adviser's prior experience or that the Fund's floating rate loans will achieve any specific loss recovery rates.

No active trading market may exist for many floating rate loans, and some floating rate loans may be subject to restrictions on resale. The Fund is not limited in the percentage of its assets that may be invested in floating rate loans and other securities deemed to be illiquid. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on the disposition of an illiquid floating rate loan, and cause a material decline in the Fund's net asset value.

Investing in floating rate loans involves investment risk. Some borrowers default on their floating rate loan payments. The Fund attempts to manage this credit risk through portfolio diversification and ongoing analysis and monitoring of borrowers. Floating rate loans also are subject to market, liquidity, interest rate and other risks.

USE OF AGENTS. Floating rate loans generally are arranged through private negotiations between a borrower and a group of financial institutions initially represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for on-going administration of a floating rate loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the credit agreement which establishes the terms and conditions of the floating rate loan and the rights of the borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Credit agreements may provide for the termination of the agent's status in the event that it fails to act as required under the relevant credit agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the floating rate loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in net asset value.

FORM OF INVESTMENT. The Fund's investments in floating rate loans may take one of several forms, including acting as one of the group of lenders originating a floating rate loan, purchasing an assignment of a portion of a floating rate loan from a third party or acquiring a participation in a floating rate loan. When the Fund is a member of the originating syndicate for a floating rate loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in, or an assignment of, a floating rate loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a floating rate loan only if the agent is determined by the Adviser to be creditworthy.

ORIGINAL LENDER. When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds received by other lenders through set-off against the borrower. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount of the floating rate loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a floating rate loan, or releasing collateral securing a floating rate loan, among others, frequently require the unanimous vote or consent of all lenders affected.

ASSIGNMENTS. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

PARTICIPATIONS. The Fund may also invest in participations in floating rate loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired a loan through an assignment. Participation by the Fund in a lender's portion of a floating rate loan typically means that the Fund has only a contractual relationship with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

With a participation, the Fund will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds received by other lenders through set-off against the borrower. In addition, the Fund may not directly benefit from the collateral supporting the floating rate loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the borrower and the lender selling the participation. The Fund will consider a purchase of participations only in those situations where the Adviser considers the participating lender to be creditworthy.

In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the floating rate loan may be subject to certain defenses that can be asserted by such borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a floating rate loan will be deemed to be a floating rate loan for the purposes of the Fund's investment objectives and policies.

SECOND LIEN LOANS AND OTHER SUBORDINATED DEBT OBLIGATIONS

The Fund may invest in loans and other debt securities that have the same characteristics as senior floating rate loans except that such loans are second in lien property rather than first. Such "second lien" loans and securities, like senior floating rate loans, typically have adjustable or floating rate interest payments. The risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

MORTGAGE-BACKED SECURITIES

The Fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The Fund's investments in mortgage-related securities may include instruments relating to sub-prime mortgages as well as mortgage derivatives and structured securities.

The Fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund's investments in asset-backed securities may include derivative and structured securities.

The Fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The Fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

CDOs have securitized certain financial assets by issuing securities in the form of negotiable paper that are issued by a special purpose vehicle (SPV). These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

CBOs are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of a CBO is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Fund expects to invest in the lower tranches of a CBO.

A CLO is a structured debt security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically floating rate loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of securities issued by a CLO.

EVENT-LINKED BONDS

The Fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.

The Fund's investments in event-linked bonds may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks, weather risks and non-natural events. Investments in event-linked bonds linked to natural risks will represent the largest portion of the Fund's event-linked bond investments. The events covered are natural catastrophes, such as hurricanes and earthquakes. Investments in event-linked bonds linked to weather risks provide insurance to companies whose sales depend on the weather and provide a hedge on the impact of weather-related risks. For example, a weather event-linked bond could provide coverage based on the average temperature in a region over a given period. Investments in event-linked bonds linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes.

The Fund may invest in other types of event-linked bonds where the trigger event or magnitude of losses may be based on company-wide losses ("indemnity triggers"), index-based losses ("index triggers") or a combination of triggers ("hybrid triggers")

    . INDEMNITY TRIGGERS. Indemnity triggers are based on company-wide losses. The trigger event would be considered to have occurred if a company's losses on catastrophic insurance claims exceeded a certain aggregate amount of insured claims. If the company's losses were less than the pre-determined aggregate amount, then the trigger event would not be considered to have occurred and the Fund would be entitled to recover its principal plus accrued but unpaid interest. Indemnity triggers require investors and rating agencies to understand the risks of the insurance and reinsurance policies underwritten by the company, which may be difficult to obtain and ascertain, particularly in the case of complex commercial insurance and reinsurance policies. In addition, event-linked bond investors are dependent upon the company's ability to settle catastrophe claims in a manner that would not be disadvantageous to investors' interests.

    . INDEX TRIGGERS. Index triggers follow one of three broad approaches: parametric, industry-loss and modeled-loss, and a combination thereof, which is discussed below as "hybrid triggers." Index triggers are based on pre-defined formulas, which eliminate the risks relating to a company's insurance claims-handling practices and potential information barriers. However, index triggers generally pose a higher risk on event-linked bond investors than indemnity triggers, and investors are dependent upon the accuracy of the models and reporting services used to calculate the formulas.

      . PARAMETRIC. Parametric trigger indices are based upon the occurrence of a catastrophic event with certain defined physical parameters (e.g., wind speed and location of a hurricane or magnitude and location of an earthquake).

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      .   INDUSTRY-LOSS. Industry loss trigger indices are based upon the estimated loss for the insurance industry as a whole from a particular catastrophe. Estimates are derived from a reporting service, such as Property Claim Services.

      . MODELED-LOSS. Modeled-loss trigger indices are based upon a catastrophe-modeling firm's database estimate of an industry loss, or a company's losses compared to a modeling firm's industry estimate of losses.

    . HYBRID TRIGGERS. Hybrid triggers involve more than one trigger type in a single transaction or tranche of an event-linked bond. For example, a hybrid trigger could involve the occurrence of both a U.S. hurricane and a Japanese earthquake with a different kind of index trigger for each. Another example of a hybrid trigger involves different trigger types occurring in a particular sequence. For example, after the occurrence of a qualifying U.S. earthquake, a modeled-loss index is used to establish a company's overall market share, and then applied to the industry loss index associated with the qualifying event to determine any principal reduction. Hybrid triggers may be more complicated and difficult to understand for investors, and involve the applicable risks associated with the types of triggers described above.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association (GNMA) certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.

The Fund may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market and strategies value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac.

BRADY BONDS. The Fund may also invest in Brady bonds, which are restructured debt of governmental issuers of certain emerging market countries. Brady bonds may involve a high degree of risk, may be in default or present the risk of default. As part of the debt restructuring, Brady bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

NON-U.S. INVESTMENTS

The Fund may invest without limit in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

DERIVATIVES

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use derivative instruments as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of event-linked bonds, floating rate loans or other securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

STRUCTURED SECURITIES. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators ("Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

CREDIT-LINKED NOTES. The Fund may invest in credit-linked notes ("CLNs"). A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

CREDIT DEFAULT SWAPS. The Fund may enter into credit default swaps, which are a type of derivative transaction. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets, or an index of assets, each known as the "reference obligation."

A credit default swap is designed as a means to purchase (or sell) a hedge against the risk of default on the reference obligation. If a credit event occurs, the seller generally must pay the buyer the par value (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

The Fund may be either the buyer or seller in a credit default swap. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of the reference obligation, the value of which may have significantly decreased. As a seller, the Fund generally would receive an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

EVENT-LINKED SWAPS. The Fund may obtain event-linked exposure by investing in event-linked swaps, which are similar to credit default swaps but typically are contingent, or formulaically related to defined trigger events. Trigger events include hurricanes, earthquakes and weather-related phenomena, including statistics relating to such events. If a trigger event occurs, the Fund may lose the swap's notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

INVERSE FLOATING RATE OBLIGATIONS. The Fund may invest in inverse floating rate obligations (a type of derivative instrument). Inverse floating rate obligations represent interests in tax-exempt bonds. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

MORTGAGE DOLLAR ROLLS

The Fund may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Fund loses the right to receive interest and principal payments on the security it sold. However, the Fund benefits from the interest earned from investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the Adviser's ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

ZERO COUPON SECURITIES

The Fund may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

INVESTMENTS IN EQUITY SECURITIES

The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

The Fund may acquire an interest in common stocks upon the default of a floating rate loan secured by such common stock or upon the conversion of a convertible debt security or preferred stock. The Fund may also acquire warrants or other rights to purchase a borrower's common stock in connection with the making of a floating rate loan. In the event the Adviser selects common stocks for investment, the Adviser generally expects to focus primarily on the security's dividend paying capacity rather than on its potential for capital appreciation.

PREFERRED SECURITIES

The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

CONVERTIBLE SECURITIES

The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, including exchange-traded funds and money market funds, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. The Fund may also invest without limit in money market funds. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

EXCHANGE-TRADED FUNDS. Subject to the Fund's limitations on investment in other investment companies, the Fund may invest in exchange-traded funds ("ETFs"). ETFs, such as SPDRs, PowerShares QQQ(TM) (QQQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P(R) 500 Index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments or a money market fund that invests in money market instruments. Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing.

REVERSE REPURCHASE AGREEMENTS AND BORROWING

The Fund may enter into reverse repurchase agreements pursuant to which the Fund transfers securities to a counterparty in return for cash, and the Fund agrees to repurchase the securities at a later date and generally for a higher price. Reverse repurchase agreements are treated as borrowings by the Fund, are a form of leverage and may make the value of an investment in the Fund more volatile and increase the risks of investing in the Fund. The Fund also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the collateral shall be at least equal to an amount of the loan, including interest thereon. Collateral is held by the Fund's custodian in a segregated safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the collateral, the Fund may be required to return the collateral to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the Fund invests substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the Fund to achieve its investment objectives. The Fund may adopt a defensive strategy when the Adviser believes securities in which the Fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

SHORT-TERM TRADING

The Fund usually does not trade for short-term profits. The Fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the Fund's investment criteria. If the Fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

                                   LEVERAGE

The Fund may borrow or issue debt securities for leveraging purposes up to the amount permitted under the 1940 Act. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness.

The Fund initially anticipates that it will utilize leverage in an amount equal to approximately 30% of the Fund's managed assets. The Fund intends to leverage its assets through borrowings from banks and other financial institutions. It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.

Although the Fund has no current intention to do so, the Fund also is permitted to use leverage through the issuance of preferred shares.

The Fund's use of leverage is premised upon the expectation that the Fund's borrowing costs will be lower than the total return the Fund achieves on its investments with the proceeds of borrowing or the issuance of preferred shares. Such difference in return may result from the Fund's higher credit rating than the securities in which the Fund invests.

The Fund may not be leveraged at all times, and the amount of leverage, if any, may vary depending on a variety of factors, including the Adviser's outlook for interest rates and credit markets and the costs that the Fund would incur as a result of such leverage. The Fund's leveraging strategy may not be successful.

By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also creates risks that may adversely affect the return for shareholders, including:

    . the likelihood of greater volatility of the net asset value and market price of and distributions on and dividends;

    . fluctuations in interest rates on borrowings and short-term debt or, if preferred shares are issued in the future, in the dividend rates on such preferred shares;

    . increased operating costs, which may reduce the total return on the Fund's shares; and

    . the potential for a decline in the value of an investment acquired with leverage, while the Fund's obligations as a result of such leverage remain fixed.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. Subject to review by the Board of Trustees, the Adviser may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through borrowing will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

Because the fees paid to the Adviser will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

If the Fund uses leverage, associated costs will be borne by shareholders through a reduction of the net asset value of the Fund's shares. Costs associated with any borrowings would likely include legal fees, audit fees, structuring fees, commitment fees, and a usage (borrowing) fee. If the Fund issues preferred shares or debt, holders of preferred shares and holders of any debt issued by the Fund do not bear the management fee. Therefore, common shareholders bear the portion of the management fee attributable to the assets purchased with the proceeds of leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations that may issue ratings for short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objectives and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Adviser otherwise views as favorable.

Until the Fund borrows, the Fund's shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. The potential benefits of leveraging the Fund's shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objectives and principal investment strategies.

                                 RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment. Therefore, before purchasing common shares, you should consider carefully the following risks that you assume when you invest in the Fund.

GENERAL. The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor's existing portfolio of investments. Because the Fund invests predominantly in floating rate instruments of U.S. and non-U.S. issuers, including floating rate loans, event-linked bonds, and high yield debt securities, an investment in the Fund's common shares may be speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

NO OPERATING HISTORY. The Fund is a newly organized, diversified, closed-end management investment company and has no operating history or history of public trading.

MARKET PRICE OF SHARES. Common shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund will be reduced following the offering by the sales load and the amount of offering expenses paid by the Fund.

Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

MARKET RISK. The values of securities held by the Fund may go up or down, sometimes rapidly or unpredictable, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to

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the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time. The Fund may experience a substantial or complete loss on any individual security.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain debt securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument's interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument's interest rate may not result and the instrument may decline in value. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease.

CREDIT RISK. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the Fund may incur expenses to protect the Fund's interest in securities experiencing these events. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer's creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security's yield in relation to their effective duration. Credit risk

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

is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security that can be repaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was repaid or called. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.

When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the issuer of the loan will default on its obligations.

Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risk. The Adviser believes, based on its experience, that senior floating rate loans generally have more favorable loss recovery rates than most other types of below investment grade obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Adviser's prior experience or that the senior loans in which the Fund invests will achieve any specific loss recovery rate.

Certain floating rate loans and other corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. Other loans are incurred in restructuring or "work-out" scenarios, including debtor-in-possession facilities in bankruptcy. Loans in restructuring or similar scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any of these transactions, whether acquisition financing or restructuring, may make the loans especially vulnerable to adverse economic or market conditions and the risk of default.

RISK OF INSUFFICIENT COLLATERAL. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations or may be difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. These laws may be less developed and more cumbersome with respect to the Fund's non-U.S. floating rate investments. Floating rate loans may not be fully collateralized. To the extent that a loan is collateralized by stock of the borrower or its affiliates, this stock may lose all or substantially all of its value in the event of bankruptcy of the borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary's assets before the lenders to the holding company would receive any amount on account of the holding company's interest in the subsidiary.

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RISK OF DISADVANTAGED ACCESS TO CONFIDENTIAL INFORMATION. The issuer of a floating rate loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. Normally, the Adviser will seek to avoid receiving this type of information about the issuer of a loan either held by, or considered for investment by, the Fund. The Adviser's decision not to receive the information may place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan's issuer. For example, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, the Adviser's inability to assess the impact of these actions may adversely affect the value of the Fund's portfolio. For this and other reasons, it is possible that the Adviser's decision not to receive material, non-public information under normal circumstances could adversely affect the Fund's investment performance.

RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying assets and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer's underlying assets, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, defaults on the underlying assets, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying assets may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral. If there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying assets, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid. These securities may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or

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government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics.

The Fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The Fund may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the Fund invests (e.g., the Fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the Fund as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral.

RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Fund's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The Fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks may include:

      . Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

      . Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

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

      . Adverse effect of currency exchange rates or controls on the value of the Fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars

      . The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

      . Economic, political, regulatory and social developments may adversely affect the securities markets

    .  Withholding and other non-U.S. taxes may decrease the Fund's return.

    . Some markets in which the Fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

    . A governmental entity may delay or refuse to pay interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms

Additional risks of investing in emerging markets include:

    . The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets

    . Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

    . The Fund could experience a loss from settlement and custody practices in some emerging markets

    . The possibility that a counterparty may not complete a currency or securities transaction

    . Low trading volumes may result in a lack of liquidity and in extreme price volatility

CURRENCY RISK. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

SOVEREIGN DEBT RISK. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars or a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or

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interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

DERIVATIVES RISK. Using derivatives exposes the Fund to additional risks and may increase the volatility of the Fund's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the Fund's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the Fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss regardless of the size of the Fund's initial investment. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments or do not correlate well with the underlying assets, rate or index, the Fund may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the Fund if it cannot sell or terminate the derivative at an advantageous time or price. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the Fund for a variety of reasons. The extent and impact of new regulation of the derivatives market is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors.

Under an interest rate swap agreement, the payment obligations, if any, of the Fund and the counterparty are netted against each other, resulting in a net payment due either from the Fund or the counterparty. Depending on whether the Fund would be entitled to receive payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the Fund's overall performance. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's performance.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the Fund's overall performance. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the Fund's net asset value. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will

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

reduce the Fund's net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings. Buying interest rate caps could enhance the Fund's performance by providing a maximum leverage expense. Buying interest rate caps could also decrease the Fund's net earnings in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and any termination payments potentially owed by the Fund. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset interest payments on borrowings. Depending on whether the Fund would be entitled to receive payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the Fund's performance.

CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

LEVERAGE RISK. When the Fund uses leverage through borrowing or otherwise engages in transactions that have a leveraging effect on the Fund's portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund's underlying assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. In addition, fluctuations in interest rates on borrowings and short-term debt may adversely affect returns.

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for favorable tax treatment as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "Federal income tax matters."

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RISK OF ILLIQUID INVESTMENTS. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

SPECIAL RISKS RELATED TO PREFERRED SECURITIES. There are special risks associated with the Fund's investments in preferred securities:

    . LIMITED VOTING RIGHTS. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

    . SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities after a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

    . DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

    . SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

    . LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

CONVERTIBLE SECURITIES RISK. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction.

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                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of other U.S. registered investment portfolios for which the Adviser serves as investment adviser.

INVESTMENT ADVISER

The Fund has contracted with the Adviser to act as its investment adviser with respect to all investments of the Fund other than event-linked bonds. The Adviser is an indirect subsidiary of UniCredit. The Adviser is part of a global asset management group providing investment management and financial services
to mutual funds and other clients. As of [          ], assets under management
by the Adviser and its affiliates were approximately $[      ] billion
worldwide, including over $[      ] billion in assets under management by the
Adviser. Certain Trustees or officers of the Fund are also directors and/or officers of certain of UniCredit's subsidiaries, including the Adviser. The address of the Adviser is 60 State Street, Boston, Massachusetts 02109.

The Adviser is responsible for managing the Fund's overall investment program, supervising the Fund's overall compliance program and providing for the general management of the business affairs of the Fund.

ADVISORY AGREEMENT

Under the terms of the advisory agreement (the "Advisory Agreement"), the Fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to [ ]% of the Fund's average daily managed assets. "Managed assets" means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities),
(ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. The liquidation preference on any preferred shares is not a liability. Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund. The Fund's average daily managed assets are determined for the purpose of calculating the management fee by taking the average of all of the daily determinations of total assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

A discussion regarding the factors that the Board of Trustees considered in approving the Advisory Agreement will be available in the upcoming annual
report to shareholders for the period ending [          ].

ADMINISTRATION AGREEMENT

The Fund has entered in an administration agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting services to the Fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. The Adviser has
appointed [      ] as the sub-administrator to the Fund to perform certain of the Adviser's administration and accounts obligations to the Fund. The Fund is
responsible for paying the fees of [      ].

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Under the terms of the administration agreement with the Fund, the Adviser pays or reimburses the Fund for expenses relating to its services for the Fund, with the exception of the following, which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Adviser, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, any expenses in connection with any preferred shares or other form of leverage, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) compensation of those Trustees of the Fund who are not affiliated with or interested persons of Pioneer, the Fund (other than as Trustees), Pioneer Investment Management USA Inc. or Pioneer Funds Distributor, Inc.; (j) the cost of preparing and printing share certificates; (k) interest on borrowed money; (l) fees payable by the Fund under management agreements and the administration agreement; and (m) extraordinary expenses. The Fund shall also assume and pay any other expense that the Fund, the Adviser or any other agent of the Fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the Fund. In addition, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of
[          ]. The portfolio managers are supported by the Adviser's fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

[Information regarding portfolio managers to be added by amendment]

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

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                          DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute dividends of all or a portion of its net investment income monthly to holders of common shares. The Fund expects that it will announce its initial dividend within approximately 45 days of the date of this Prospectus. It is expected that the Fund will commence paying dividends to holders of common shares within approximately 60 to 90 days of the date of this Prospectus. Dividends and distributions may be payable in the manner determined by the Trustees, including cash or common shares with the option to receive cash in lieu of the Shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. In order to maintain a stable dividend rate on the common shares, the Fund may also make distributions that constitute a return of capital. The Fund is not required to maintain a stable level of distributions, or distributions at any particular rate, to common shareholders. For federal income tax purposes, in order to obtain the favorable tax treatment afforded to a regulated investment company, the Fund is generally required to distribute, and intends to distribute, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net tax-exempt income for each taxable year. All or substantially all net realized capital gains, if any, also will be distributed to the Fund's shareholders at least annually.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions are generally taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

The yield on the Fund's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under "Leverage," the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares and the yield for any given period is not an indication or representation of future yields on the Fund's common shares.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's automatic dividend reinvestment plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by [ ], as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Fund. In the event a dividend or capital gains distribution is declared in shares with the option to take

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

cash and the shares are trading at a "market discount," as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividend in common shares of the Fund on terms that differ from the terms of the Plan.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or
(ii) by purchase of outstanding common shares on the open market (open-market purchases) on [ or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participant in open-market purchases. Prior to the time common shares commence
trading on [          ], participants in the Plan will receive any dividends in
newly issued shares.

In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis, or in no event more than 30 days after the dividend payment date (last purchase date), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase

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

period, the Plan Agent will cease making open-market purchases and will invest the un-invested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Dividend reinvestment is confirmed quarterly. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable (or required to be withheld) on such dividends. See "Federal income tax matters."

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's common shares is higher than the net asset value per share, participants in the Plan will receive common shares of the Fund at less than they could otherwise purchase them and will acquire shares with a cash value greater than the value of the cash distribution they would otherwise have received on their shares. If the market price plus commissions is below the net asset value per share, participants receive distributions of shares with a net asset value greater than the value of the cash distribution they would otherwise have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the
Plan Agent at [          ].

                           CLOSED-END FUND STRUCTURE

The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous

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inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value per share. Common shares of closed-end investment companies like the Fund have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods have traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

                    POSSIBLE CONVERSION TO OPEN-END STATUS

The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See "Certain Provisions of the Agreement and Declaration of Trust and By-Laws" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund's common shares
would no longer be listed on [          ]. Conversion to open-end status could
also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. Based upon attempts by other closed-end funds to reduce the discount, the Board of Trustees does not believe that tender offers or a repurchase of the Fund's shares would have a long-term effect on the discount. Consequently, if the Board were to authorize the Fund to repurchase, it is likely to do so only on terms that would increase the Fund's net asset value per common share. Even if the common shares are trading at a discount, there can be no assurance that the Board of Trustees will authorize any repurchase offer, tender offer or other action which might have the effect of reducing the discount.

Although the Trust has no current intention to issue preferred shares, investors should note that any possible future issuance of preferred shares to provide leverage could make a conversion to open-end form more difficult due to the voting rights of preferred shareholders, the costs of redeeming preferred shares and other factors.

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                          FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding or disposing of common shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, real estate investment trusts, S corporations, other regulated investment companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, shareholders whose functional currency is not the U.S. dollar, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences, and it does not address the effect of any treaty. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of acquiring, holding and disposing of common shares in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund will elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and
(b) not more than 25% of the value of the Fund's total assets is invested in
(1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the Fund. Consequently, in order to qualify as a regulated investment company, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.

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If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and
(iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Commencing within approximately 90 days from the date of the filing of the prospectus, the Fund intends to declare a dividend from any net investment income (other than capital gains) each business day. Dividends are normally paid on the last business day of the month or shortly thereafter. The Fund generally distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional common shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. If a distribution to a shareholder is reinvested in additional shares under the Plan and the shares are trading at a price higher than the Fund's net asset value per share (i.e., if the shares are trading at a premium), then the Fund may issue new shares to distribute to the shareholder. In such a case, the shareholder will be treated as having received a distribution equal to the fair market value of those shares. If a distribution to a shareholder is reinvested in additional shares under the Plan and the shares are trading below the Fund's net asset value per share

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

(i.e., if the shares are trading at a discount), then shares may be purchased in the market for distribution to the shareholder, and the shareholder will be treated as having received the amount of cash used to purchase those shares.

In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2012, if certain conditions are met, as "qualified dividend income," taxable to individual and certain other noncorporate shareholders at a maximum 15% U.S. federal income tax rate.

The Fund invests primarily in debt securities, which do not produce "qualified dividend income." However, for taxable years beginning on or before December 31, 2012, a portion of the dividend distributions to individuals and certain other noncorporate shareholders may qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to qualified dividend income. Qualified dividend income generally means dividend income received from the Fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to

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that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. The Fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a portion of the Fund's distributions may qualify for this deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (for taxable years beginning on or before December 31, 2012, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and, for taxable years beginning on or before December 31, 2012, qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum U.S. federal income tax rate on long-term capital gains will be 20% in taxable years beginning after December 31, 2012.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

For taxable years beginning after December 31, 2012, a 3.8% Medicare contribution tax will generally apply to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a "surviving spouse" for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains will generally be taken into account in computing a shareholder's net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

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For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed capital gains of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of distributions under the Plan) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are "debt-financed property" within the meaning of the Code. However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in

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accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing Fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the Fund to make a qualified electing Fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The Fund may invest to a significant extent in debt obligations that are in the lowest ratings category or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such

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

securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

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Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

The Fund is required to withhold (as "backup withholding") a portion of reportable payments, including dividends and capital gain distributions, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than, for taxable years of the fund beginning on or before December 31, 2011, certain dividends reported by the

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fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. "Qualified net interest income" is the fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax will apply to Fund distributions and redemptions payable to such entities after December 31, 2012.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

                                NET ASSET VALUE

The Fund calculates a net asset value for its common shares every day
[          ] is open when regular trading closes (normally 4:00 p.m. Eastern
time). If [          ] closes at another time, the Fund will calculate a net
asset value for its common shares as of the actual closing time. For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron's and the Monday edition of The Wall Street Journal.

The Fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patters in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

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Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. Senior loans for which no reliable price quotes are available, will be valued by an independent third party pricing service through the use of a pricing matrix or other fair value methods or techniques. Event linked bonds are valued at the bid price obtained from an independent third party pricing service.

The Fund values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The Fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the Fund invests in shares of other mutual funds that are not traded on an exchange, such shares are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund's shares may change on days when you will not be able to purchase or redeem Fund shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the Fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The Fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the Fund's net asset value is calculated. Because the Fund may invest in securities rated below investment grade--some of which may be thinly-traded and for which prices may not be readily available or may be unreliable--the Fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the Fund's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the Fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

                             DESCRIPTION OF SHARES

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

The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares, although the Fund does not currently anticipate that it will issue preferred shares. Immediately after the completion of this offering, the Fund will only have common shares outstanding. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such classes or series from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and, pursuant to such classification or reclassification, to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Fund's Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws to reflect the terms of any such class or series, including any class of preferred shares. The Fund is also authorized to issue other securities, including debt securities.

COMMON SHARES

Common shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

In the event that the Fund issues preferred shares, and so long as any shares of the Fund's preferred shares were outstanding, holders of common shares would not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. The Fund does not currently anticipate that it will issue preferred shares.

The Adviser provided the initial capital for the Fund by purchasing common shares of the Fund. As of the date of this Prospectus, the Adviser owned 100% of the outstanding common shares of the Fund. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

         CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST
                                  AND BY-LAWS

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

A Trustee may be removed from office only (i) by action of at least three-quarters (3/4) of the outstanding shares, or (ii) by the action of at least three-quarters (3/4) of the remaining Trustees, specifying the date when such removal shall become effective.

The Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Fund into other entities, reorganize the Fund into another trust or entity or a series or class of another entity, sell the assets of the Fund to another entity, or terminate the Fund.

Conversion of the Fund to an open-end investment company would require the favorable vote of the holders of at least three-quarters (3/4) of the Fund's outstanding shares (or a majority of such shares if the action was previously approved by three-quarters (3/4) of the Trustees). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption. All such redemptions generally will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed
on [          ].

Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to leverage and the purchase of illiquid securities.

The Declaration of Trust requires the favorable vote of the holders of at least three-quarters (3/4) of the outstanding shares of the Fund to approve, adopt or authorize certain transactions with 5% or greater holders of a class of shares and their associates. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

      . the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

      . the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan;

      . the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

      . the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

The Fund's By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure of the date of the meeting, as specified in the By-Laws. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

                                 UNDERWRITING

The underwriters named below (the "Underwriters"), acting through [          ],
as their representatives (together with the lead managers, the "Representatives"), have severally agreed, subject to the terms and conditions of the underwriting agreement (the "Underwriting Agreement") with the Fund and the Adviser, to purchase from the Fund the number of common shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such common shares (other than those covered by the over-allotment option described below) if any are purchased.

                                                             NUMBER OF
        UNDERWRITERS                                       COMMON SHARES
        ------------                                       -------------
        [          ]                                            [  ]
        Total                                                   [  ]

[The Fund has granted to the Underwriters an option, exercisable for [ ] days from the date of this Prospectus, to purchase up to an additional [ ] common shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the common shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of common shares proportionate to such Underwriter's initial commitment.]

[The Fund has agreed to pay a commission to the Underwriters in the amount of
up to [$    ] per common share ([  %] of the public offering price per common share). The Representatives have advised the Fund that the Underwriters may pay
up to [$    ] per common share from such commission to selected dealers who sell the common shares and that such dealers may re-allow a concession of up to [ ] per common share to certain other dealers who sell common shares.
Investors must pay for any common shares purchased on or before [          ].]

[Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the common shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this
offering. The minimum investment requirement is [  ] common shares ([$     ]).]

[The Fund and the Adviser have agreed jointly and severally to indemnify the Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act, such as liability for any misstatement of a material fact in the Prospectus or an omission to state in the Prospectus any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.]

[The Fund has agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Fund, other than issuances of common shares pursuant to the Fund's automatic dividend reinvestment plan, as contemplated in this Prospectus, for a period of [ ] days after the date of the Underwriting Agreement without the prior written consent of the Representatives.]

[In connection with this offering, certain of the Underwriters or selected dealers may distribute Prospectuses electronically.]

[In connection with this offering, the Underwriters may purchase and sell common shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the common shares and syndicate short positions involve the sale by the Underwriters of a greater number of common shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the common shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at
any time without notice. These transactions may be effected on [          ] or
otherwise.]

[The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters. Pioneer Funds Distributor, Inc. ("PFD"), an affiliate of the Adviser, may at its own expense provide marketing materials to and discuss the Fund with dealers and may compensate its employees in connection with these activities, and, as a result, may be deemed to be an underwriter of the Fund. PFD is not otherwise a party to the Underwriting Agreement and is not receiving any compensation from the Fund or the other Underwriters in connection with the offering of the Fund's common shares.]

                ADDITIONAL COMPENSATION TO CERTAIN UNDERWRITERS

                        [To be completed by amendment]

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, REGISTRAR, DIVIDEND DISBURSING AGENT
                        AND SHAREHOLDER SERVICING AGENT

Pioneer Investment Management, Inc. will serve as the Fund's administrator.
Pioneer Investment Management, Inc. has appointed [          ] as a
sub-administrator to the Fund.

The Fund's securities and cash are held under a custodian agreement with [ ]. Pioneer Investment Management Shareholder Services, Inc. is the Fund's transfer agent, registrar and dividend disbursing agent for the Fund's shares. [ ] will serve as the sub-transfer agent, sub-registrar and sub-dividend disbursing agent.

[          ] will serve as the Fund's shareholder servicing agent.

                           VALIDITY OF COMMON SHARES

Certain legal matters in connection with the shares offered hereby have been
passed upon for the Fund by [          ]. Certain matters have been passed upon
for the underwriters by [          ].

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                         PAGE
              Fund History                                                 1
              Use of Proceeds                                              1
              Investment Policies, Risks and Restrictions                  2
              Trustees and Officers                                       31
              Investment Adviser and Other Fund Service Providers         37
              Portfolio Management                                        39
              Portfolio Transactions                                      42
              Repurchase of Common Shares                                 42
              Tax Status                                                  44
              Additional Information                                      51
              Financial Statements and Report of Independent Registered
                Public Accounting Firm                                    51
              Appendix A--Description of Ratings                          52
              Appendix B --Proxy Voting Policies and Procedures           55

                                PRIVACY NOTICE

PLEASE READ THIS IMPORTANT NOTICE -- ABOUT THE PRIVACY OF OUR CUSTOMERS' PERSONAL INFORMATION -- FROM PIONEER INVESTMENT MANAGEMENT, INC., PIONEER FUNDS DISTRIBUTOR, INC. AND THE PIONEER FUNDS.

PIONEER RESPECTS YOUR PRIVACY

Pioneer considers the privacy of our customers and former customers a matter of great importance. We respect your privacy and believe that any personal customer data we have should be treated with the highest regard for its confidentiality, whether it is financial information or other personal data.

Pioneer does not sell information about customers to any third party. Our company works hard to safeguard your personal information.

EMPLOYEE BEHAVIOR Pioneer instructs its employees to keep your personal and financial information confidential and secure when they have access to it and when they see it as they communicate with you and process transactions on your or your financial intermediary's instructions. Employees are directed not to disclose information to unauthorized persons, either during their Pioneer employment or afterward.

VENDOR CONTRACTS When Pioneer hires vendors, such as mail houses or data processors, to assist in delivering services to clients, we require these vendors to commit contractually to keep the information they handle confidential and secure.

This Privacy Notice outlines our guidelines and practices for how we use and protect information about individual customers. We will send customers our Privacy Notice each year.

YOUR PERSONAL INFORMATION

We collect and record personal information that customers provide:

    .  on forms and applications

    .  through electronic media

    . through information collected from the web browser of your personal computer or laptop that allows our website to recognize your browser (commonly known as "cookies")

    .  by telephone

    .  in correspondence

We also collect and record information from:

    .  your financial advisor

    .  your transactions with us and our affiliates

    .  other firms, such as those from whom you transfer assets

    . third parties, such as service providers that may notify us of your change of address

Personal information may include:

    .  names

    .  addresses

    .  telephone numbers

    .  Social Security numbers

    . your investments in the Pioneer Funds, such as your account balance and transaction activity

HOW PIONEER USES AND DISCLOSES PERSONAL INFORMATION

Pioneer gathers personal information to help us serve our customers and enhance other products and programs. For instance,

    . we may share information about your transactions with our affiliates in connection with providing services to your account;

    .  we may use it to send notices about fund products and services; or

    . we may employ a mail house to survey all our customers about our products or the quality of our communications or services.

All financial companies need to share customers' personal information to run their everyday business. Pioneer shares personal information with nonaffiliated third party service providers for our everyday business purposes, such as:

    . to assist in processing account transactions that you request or authorize; or

    .  to provide products or services that you request.

Pioneer does not share personal information with affiliated or nonaffiliated companies for marketing purposes. Pioneer does not use or disclose personal information about our customers except as described in this notice or as permitted by law. For example, we would disclose this information as needed to law enforcement and regulatory agencies, in connection with a subpoena or other legal process, as part of an audit or examination, and to trustees or custodians you have appointed. Disclosures made at your request include disclosures of personal information requested by your authorized intermediaries and employers sponsoring your investment plans.

SECURITY

Pioneer maintains physical, electronic and administrative safeguards designed to protect customer information.

We employ various forms of Internet security, such as

    .  data encryption

    .  Secure Sockets Layer (SSL) protocol

    .  user names and passwords

If you access information through our web site, pioneerinvestments.com, you should not give your user name or passwords to anyone for any reason. Choosing to provide this information to a third party invites problems and puts the confidentiality of your personal information at risk.

If you have any questions or concerns about how Pioneer maintains the privacy of your customer information, please contact us at 800-225-6292 Monday through Friday, between the hours of 8:00 am and 7:00 pm Eastern Time.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION [      ], 2012

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                       PIONEER MULTI-ASSET CREDIT TRUST

                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109

                      STATEMENT OF ADDITIONAL INFORMATION
                             SUBJECT TO COMPLETION
                                [      ], 2012

Pioneer Multi-Asset Credit Trust (the "fund") is a newly organized, diversified, closed-end management investment company.

This statement of additional information related to the Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus
relating thereto, dated [          ] (the "prospectus"). This statement of
additional information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares A copy of the prospectus may be obtained without charge by calling 1-800-225-6292. or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's website (http://www.sec.gov).

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
1.   Fund History                                                   1
2.   Use of Proceeds                                                1
3.   Investment Policies, Risks and Restrictions                    2
4.   Trustees and Officers                                         31
5.   Investment Adviser and Other Fund Service Providers           37
6.   Portfolio Management                                          39
7.   Portfolio Transactions                                        42
8.   Repurchase of Common Shares                                   42
9.   Tax Status                                                    44
10.  Additional Information                                        51
11.  Financial Statements and Report of Independent Registered
     Public Accounting Firm                                        51
12.  Appendix A - Description of Ratings                           52
13.  Appendix B - Proxy Voting Policies and Procedures             55

1. FUND HISTORY

The fund is a diversified, closed-end management investment company organized
as a Delaware statutory trust on [          ]. Pioneer Investment Management,
Inc. ("Pioneer") is the fund's investment adviser.

2. USE OF PROCEEDS

The net proceeds will be invested in accordance with the fund's investment objective and policies during a period not to exceed three months from the closing of this offering. Pending such investment, the net proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the fund may also purchase, as temporary investments, securities of other open-end and closed-end investment companies that invest in equity and fixed-income securities.

3. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objectives and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

DEBT SECURITIES AND RELATED INVESTMENTS

DEBT SECURITIES RATING INFORMATION

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "D" or better, or comparable unrated securities as determined by Pioneer.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers' inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate in light of the fund's investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since
1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instruments. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the fund.

MUNICIPAL OBLIGATIONS

The fund may purchase municipal obligations. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

MORTGAGE-BACKED SECURITIES

The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities ("MBS") that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or "SPVs") and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U. S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required

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to make payment of the securities and pay any servicing or other fees).
However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund's securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

OTHER RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

ASSET-BACKED SECURITIES

The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The fund may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations ("CDOs"), such as collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

SUBORDINATED SECURITIES

The fund may also invest in other types of fixed income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

STRUCTURED SECURITIES

The fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

FLOATING RATE LOANS

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The fund may invest in loans in different ways. The fund may: (i) make a direct investment in a loan by participating as one of the lenders;
(ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

DIRECT INVESTMENT IN LOANS. It can be advantageous to the fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the fund invests in an assignment of, or a participation interest in, a loan, the fund may pay a fee or forgo a portion of the interest payment. Consequently, the fund's return on such an investment may be lower than it would have been if the fund had made a direct investment in the underlying corporate loan. The fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

ASSIGNMENTS. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

PARTICIPATION INTERESTS. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The fund may acquire participation interests from the financial institution or from another investor. The fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the fund may be treated as a general creditor of such entity.

OTHER INFORMATION ABOUT FLOATING RATE LOANS. Loans typically have a senior position in a borrower's capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower's assets. Although loans typically have the most senior position in a borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the fund, a reduction in the value of the investment and a potential decrease in the net asset value of the fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer's capital structure, such obligations may be structurally subordinated to obligations of the issuer's subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to,
(i) working capital assets, such as accounts receivable and inventory;
(ii) tangible fixed assets, such as real property, buildings and equipment;
(iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a loan.

In the process of buying, selling and holding loans, the fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The fund will generally rely upon the agent or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless the fund has direct recourse against the borrower, the fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans ("revolvers"), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower's obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The fund may acquire interests in loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

From time to time, Pioneer and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the fund or may be intermediate participants with respect to loans in which the fund owns interests. Such banks may also act as agents for loans held by the fund.

REORGANIZATIONAL FINANCINGS. The fund may invest in restructurings and similar financings, including debtor-in-possession financings (commonly called "DIP financings"). In such transactions, the borrower may be assuming large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings provide senior liens on unencumbered security (i.e., security not subject to other creditors' claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the Bankruptcy Code. In such event, the fund's only recourse will be against the property securing the DIP financing.

INVERSE FLOATING RATE SECURITIES

The fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

AUCTION RATE SECURITIES

The fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. With respect to auction rate securities issued by a closed-end fund, the fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the fund. Since February 2008, nearly all such auctions have failed, effectively locking in below-market interest rates.

EVENT-LINKED BONDS

The fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the fund's total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by Standard &Poor's Rating Group (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than "BB."

The fund's investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond's credit risk and model used to calculate the probability of the trigger event.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

EVENT-LINKED SWAPS

The fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the fund may lose the swap's notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

ZERO COUPON, PAY-IN-KIND, DEFERRED AND CONTINGENT PAYMENT SECURITIES

The fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.

INFLATION-PROTECTED FIXED INCOME SECURITIES

The fund may invest in inflation-linked fixed income securities, including Treasury Inflation Protected Securities ("TIPS") issued by the U.S. government, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the fund holds TIPS, the fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the fund holding TIPS will not receive cash representing the increase at that time. As a result, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If the fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the fund's investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the fund may be required to borrow or liquidate securities.

NON-U.S. INVESTMENTS

EQUITY SECURITIES OF NON-U.S. ISSUERS

The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty (such as the financial crisis that began in 2008), the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country's implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

INVESTMENTS IN EMERGING MARKETS. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.

RISKS OF NON-U.S. INVESTMENTS. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to
(i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

EUROPE - RECENT EVENTS. Some countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, the value and liquidity of the fund's investments may be negatively affected by the countries experiencing the difficulties.

INVESTMENTS IN DEPOSITARY RECEIPTS

The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

The fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the fund. For example, where the fund's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the fund's benchmark, the fund may seek to adjust currency exposure using forward currency exchange contracts.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

NATURAL DISASTERS

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the fund invests to conduct their businesses, and thus on the investments made by the fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

INVESTMENT COMPANY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the fund, (ii) 5% or more of the fund's total assets being invested in any one investment company, or (iii) 10% or more of the fund's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may also invest without limit in money market funds. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

EXCHANGE TRADED FUNDS

The fund may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF's actual long term returns will be equal to the daily return that the fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the fund's investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the fund. An ETF's use of these techniques will make the fund's investment in the ETF more volatile than if the fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the fund will not lose more than the principal amount invested in the ETF).

REAL ESTATE INVESTMENT TRUSTS ("REITS")

The fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Such indirect expenses are not reflected in the fee table or expense example in the fund's prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

DERIVATIVE INSTRUMENTS

DERIVATIVES

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to increase the fund's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics (for example, for funds investing in securities denominated in non-U.S. currencies, a portfolio's currency exposure, or, for funds investing in fixed income securities, a portfolio's duration or credit quality).

Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the fund's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation may not be fully known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the fund receives. If the value of the investment does not rise above the call price, it's likely that the call will lapse without being exercised. In that case, the fund would keep the cash premium and the investment. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The fund has no control over when it may be required to purchase the underlying securities. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall "out-of-the-money", the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index ("VIX Futures"). The VIX is an index of market sentiment derived from S&P 500 Index option prices, and is designed to reflect investors' consensus view of expected stock market volatility over future periods. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS REGARDING FUTURES CONTRACTS. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the fund's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS

In order to hedge the value of the fund's portfolio against interest rate fluctuations or to enhance the fund's income, the fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the fund enters into these transactions, the fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the fund also may invest in interest rate swaps to enhance income or to increase the fund's yield, for example, during periods of steep interest rate yield curves

(i.e., wide differences between short-term and long-term interest rates). The fund is not required to hedge its portfolio and may choose not to do so. The fund cannot guarantee that any hedging strategies it uses will work. In an interest rate swap, the fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the fund from a reduction in yield due to falling interest rates and may permit the fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the fund's obligations will be accrued on a daily basis, and the full amount of the fund's obligations will be maintained in a segregated account by the fund's custodian.

The fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the fund.

Typically, the parties with which the fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund's adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit the fund's ability to engage in interest rate swaps.

FOREIGN CURRENCY SWAPS

Foreign currency swaps involve the exchange by the lenders, including the Fund, with another party (the "counterparty") of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The Fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund's adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by the fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of the fund's right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the fund is unable to recover damages from the defaulting counterparty.

CROSS CURRENCY INTEREST RATE SWAP AGREEMENTS

Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which the fund may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS. The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not currently subject to registration or regulation under the Commodity Exchange Act. Recently adopted amendments to Commodity Futures Trading Commission ("CFTC") rules, upon effectiveness, may affect the ability of the fund to continue to claim this exclusion. The fund would be limited in its ability to enter into futures, options on futures or engage in swaps transactions for non-hedging purposes if it continued to claim the exclusion. If the fund were no longer able to claim the exclusion, Pioneer would likely become subject to registration and regulation as a commodity pool operator. The fund and Pioneer are analyzing the effect of these rule changes on the fund.

CREDIT DEFAULT SWAP AGREEMENTS

The fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no specified events of default, or "credit events", on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no credit event occurs, the fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the fund, as the seller, must pay the buyer the full notional value of the reference obligation. The fund, as the seller, would be entitled to receive the reference obligation. Alternatively, the fund may be required to make a cash settlement payment, where the reference obligation is received by the fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value the fund pays to the buyer, resulting in a loss of value to the fund as seller. When the fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value. The fund may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices.

CREDIT-LINKED NOTES

The fund may invest in credit-linked notes ("CLNs"), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

TOTAL RETURN SWAPS, CAPS, FLOORS AND COLLARS

The fund may enter into total return swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Total return swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on the change in market value of a specified security, basket of securities or benchmark. The fund may invest in swaps based on VIX futures contracts. The VIX is an index of market sentiment derived from S&P 500 Index option prices, and is designed to reflect investors' consensus view of expected stock market volatility over future periods. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. The purchase of a cap entitles the purchaser, to the extent that the market value of a specified security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that the market value of a specified security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which

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involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in total return swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other securities.

EXCHANGE TRADED NOTES

The fund may invest in exchange traded notes ("ETNs"). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN's ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, the fund's potential loss is limited to the amount actually invested in the ETN.

The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. The fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.

EQUITY SECURITIES AND RELATED INVESTMENTS

INVESTMENTS IN EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

PREFERRED SHARES

The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

SHORT-TERM INVESTMENTS

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objectives, policies and restrictions.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The fund may engage in short sales of securities only against the box.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

DOLLAR ROLLS

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer's ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. As an alternative to asset segregation, in some instances a fund may "cover" its obligation by holding an offsetting position.

PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the fund in connection with loans of securities are not reflected in the fee table or expense example in the fund's prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the fund's Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

INTERFUND LENDING

To cover unanticipated cash shortfalls, a fund may enter into lending agreements ("Interfund Lending Agreements") under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES

The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

2. more than 50% of the outstanding shares of the fund.

The fund's fundamental policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The fund may not purchase or sell real estate except as permitted by
(i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) Except the financial services group of industries (such as banks, broker-dealers and insurance and reinsurance companies) or as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes (the fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. The fund anticipates that it will borrow money for leverage. See the prospectus for a discussion regarding the anticipated use of leverage by the fund. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

With respect to the fundamental policy relating to underwriting set forth in
(2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in
(3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under "Interfund Lending". The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. A fund also may issue preferred shares in accordance with the 1940 Act. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in
(5) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in
(5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in
(6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies on the MSCI Global Industry Classification Standard (GICS) classifications, or with respect to certain securities, another third-party classification system. Exchange-traded funds may be classified based on the underlying securities.

The fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

NON-FUNDAMENTAL INVESTMENT POLICY

All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the fund's outstanding voting shares.

The fund has not adopted a fundamental policy prohibiting or limiting the fund's use of short sales, purchases on margin and the writing of put and call options. The fund is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Under current law, the fund may not purchase securities on margin. Certain other non-fundamental investment policies are included in the prospectus under "Investment objectives and Principal investment strategies" and this statement of additional information under "Investment objectives and policies."

DIVERSIFICATION

The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund's total assets, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

4. TRUSTEES AND OFFICERS

The fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

NAME, AGE AND POSITION HELD     TERM OF OFFICE AND          PRINCIPAL OCCUPATION DURING       OTHER DIRECTORSHIPS
WITH THE FUND                   LENGTH OF SERVICE                PAST FIVE YEARS              HELD BY THIS TRUSTEE
---------------------------  ------------------------- -------------------------------------- --------------------
INTERESTED TRUSTEES:

JOHN F. COGAN, JR.           Trustee since 2012.       Non-Executive Chairman and a           None
(86)*                        Serves until a successor  Director of Pioneer Investment
Trustee and President        trustee is elected or     Management USA Inc. ("PIM-
                             earlier retirement or     USA"); Chairman and a Director of
                             removal.                  Pioneer; Chairman and Director of
                                                       Pioneer Institutional Asset
                                                       Management, Inc. (since 2006);
                                                       Director of Pioneer Alternative
                                                       Investment Management Limited
                                                       (Dublin) (until October 2011);
                                                       President and a Director of Pioneer
                                                       Alternative Investment Management
                                                       (Bermuda) Limited and affiliated
                                                       funds; Deputy Chairman and a
                                                       Director of Pioneer Global Asset
                                                       Management S.p.A. ("PGAM")
                                                       (until April 2010); Director of
                                                       PIOGLOBAL Real Estate
                                                       Investment Fund (Russia) (until June
                                                       2006); Director of Nano-C, Inc.
                                                       (since 2003); Director of Cole
                                                       Management Inc. (2004 - 2011);
                                                       Director of Fiduciary Counseling,
                                                       Inc. (until December 2001);
                                                       President and Director of Pioneer
                                                       Funds Distributor, Inc. ("PFD")
                                                       (until May 2006); President of all of
                                                       the Pioneer Funds; and Retired
                                                       Partner, Wilmer Cutler Pickering
                                                       Hale and Dorr LLP

FUND OFFICERS

JOHN F. COGAN, JR. (86)  Trustee since 2012.       Non-Executive Chairman and a           None
Trustee and President    Serves until a successor  Director of Pioneer Investment
                         trustee is elected or     Management USA Inc. ("PIM-
                         earlier retirement or     USA"); Chairman and a Director of
                         removal.                  Pioneer; Chairman and Director of
                                                   Pioneer Institutional Asset
                                                   Management, Inc. (since 2006);
                                                   Director of Pioneer Alternative
                                                   Investment Management Limited
                                                   (Dublin) (until October 2011);
                                                   President and a Director of Pioneer
                                                   Alternative Investment Management
                                                   (Bermuda) Limited and affiliated
                                                   funds; Deputy Chairman and a
                                                   Director of Pioneer Global Asset
                                                   Management S.p.A. ("PGAM")
                                                   (until April 2010); Director of
                                                   PIOGLOBAL Real Estate
                                                   Investment Fund (Russia) (until June
                                                   2006); Director of Nano-C, Inc.
                                                   (since 2003); Director of Cole
                                                   Management Inc. (2004 - 2011);
                                                   Director of Fiduciary Counseling,
                                                   Inc. (until December 2001);
                                                   President and Director of Pioneer
                                                   Funds Distributor, Inc. ("PFD")
                                                   (until May 2006); President of all of
                                                   the Pioneer Funds; and Retired
                                                   Partner, Wilmer Cutler Pickering
                                                   Hale and Dorr LLP


* Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

The fund's Board of Trustees consists of [ ] members. The term of one class expires each year commencing with the first annual meeting following this public offering and no term shall continue for more than three years after the applicable election. The terms of [ ] expire at the first annual meeting following this public offering, the terms of [ ] expire at the second annual meeting, and the terms of [ ] expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

BOARD COMMITTEES

The Board of Trustees is responsible for overseeing the fund's management and operations.

[Disclosure regarding Board committee structure and trustee qualifications to be completed by amendment]

The Board of Trustees has five standing committees as follows: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

INDEPENDENT TRUSTEES COMMITTEE

[          ]

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the fund's advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

AUDIT COMMITTEE

[          ]

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund's financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund's independent registered public accounting firm, reviews and evaluates the accounting firm's qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund's accounting firm and all permissible non-audit services provided by the fund's accounting firm to Pioneer and any affiliated service providers of the fund if the engagement relates directly to the fund's operations and financial reporting.

Prepare the disclosure required by Item 407(d)(3)(i) of Regulation S-K to be included in the fund's annual proxy other filings.

GOVERNANCE AND NOMINATING COMMITTEE

[          ]

The Governance and Nominating Committee considers governance matters affecting the Board and the fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board's committee structure and the Independent Trustees' compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee's procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

    . whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

    . whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;

    . whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;

    . whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders; and

    . whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee.

    . the value of diversity on the Board. The Governance and Nominating Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees' oversight of the fund's affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion. Prior to the establishment of the Governance and Nominating Committee, the Fund's Nominating Committee screened potential candidates for Independent Trustee using the same general criteria and principles described above. The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund's shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives.

VALUATION COMMITTEE

[          ]

The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the fund's valuation procedures.

POLICY ADMINISTRATION COMMITTEE

[          ]

The Policy Administration Committee, among other things, oversees and monitors the fund's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund's policies and procedures.

Because the Trust is newly formed, the Audit, Governance, Nominating, Valuation, and Policy Administration Committees have not yet met.

OVERSIGHT OF RISK MANAGEMENT

Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees oversees risk management of the fund's investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the fund. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund.

Most of the fund's investment management and business operations are carried out by or through Pioneer, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls.

Under the overall supervision of the Board or the applicable committee of the Board, the fund, or Pioneer and the affiliates of Pioneer or other service providers to the fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund's and Pioneer's chief compliance officer and Pioneer's chief risk officer and director of internal audit, as well as various personnel of Pioneer, and of other service providers such as the fund's independent registered public accounting firm, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, the fund's ability to manage risk is subject to substantial limitations.

In addition, it is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

COMPENSATION OF OFFICERS AND TRUSTEES

The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information -- Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

..   each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

..   the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

..   the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses these funds for the fees paid to the Interested Trustees.

Except for the chief compliance officer, the fund does not pay any salary or other compensation to its officers. The fund pays a portion of the chief compliance officer's compensation for her services as the fund's chief compliance officer. Pioneer pays the remaining portion of the chief compliance officer's compensation.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

The following table sets forth certain information with respect to the compensation paid to each Trustee by the fund and the Pioneer Funds as a group. Compensation paid to each Trustee by the fund is for the current fiscal year and is estimated. Total compensation from the Pioneer Funds as a group is for the calendar year ended December 31, 2011.

                                        PENSION OR                     TOTAL
                                        RETIREMENT                 COMPENSATION
                                         BENEFITS     ESTIMATED    FROM THE FUND
                           AGGREGATE    ACCRUED AS  ANNUAL BENEFIT   AND OTHER
                          COMPENSATION PART OF FUND      UPON         PIONEER
NAME OF TRUSTEE            FROM FUND*    EXPENSES     RETIREMENT      FUNDS**
---------------           ------------ ------------ -------------- -------------
Interested Trustees:
[To be added by
  amendment]
Independent Trustees:
[To be added by
  amendment]

*  Estimated for the fiscal year ending [      ], 2011.
** For the calendar year ended December 31, 2011. There are [  ] U.S.
   registered investment portfolios in the Pioneer Family of Funds.

The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

TRUSTEE OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2011. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2011. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2011. The dollar ranges in this table are in accordance with SEC requirements.

                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                    SECURITIES IN ALL REGISTERED
                              DOLLAR RANGE OF       INVESTMENT COMPANIES OVERSEEN
                            EQUITY SECURITIES IN BY TRUSTEE IN THE PIONEER FAMILY OF
NAME OF TRUSTEE                   THE FUND                      FUNDS
---------------             -------------------- -----------------------------------
Interested Trustees:
[To be added by amendment]
Independent Trustees:
[To be added by amendment]

OTHER INFORMATION

The Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.

5. INVESTMENT ADVISER AND OTHER FUND SERVICE PROVIDERS

The fund has entered into a management agreement (hereinafter, the "management contract") with Pioneer, pursuant to which Pioneer acts as the fund's investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

The management contract will continue in effect until [ ], and thereafter shall continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and
(ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The management contract may be terminated without penalty by the Trustees of the fund or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days' nor less than 30 days' written notice to Pioneer, or by Pioneer on not less than 90 days' written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by Pioneer. The management contract is not assignable by the fund except with the consent of Pioneer.

The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.

ADVISORY FEE

As compensation for its management services and expenses incurred, the fund pays Pioneer a fee, computed daily at an annual rate equal to [ ] of the Fund's average daily managed assets. "Managed assets" means (a) the total assets of the

Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities),
(ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. The liquidation preference on any preferred shares is not a liability.

ADMINISTRATION AGREEMENT

The fund has entered into an administration agreement with Pioneer, pursuant to which Pioneer acts as the fund's administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. [See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services. In addition, Brown Brothers Harriman & Co. performs certain sub-administration services to the fund pursuant to an agreement with Pioneer and the fund.]

Under the terms of the administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, any expenses in connection with any preferred shares or other form of leverage, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), Pioneer Investment Management USA Inc. or Pioneer Funds Distributor, Inc.; (j) the cost of preparing and printing share certificates; (k) interest on borrowed money; (l) fees payable by the fund under management agreements and the administration agreement; and (m) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. The fund shall pay all fees and expenses to be paid by the fund under the sub-administration agreement with [ ].In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

TRANSFER AGENT. The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to provide certain transfer agency services for the fund. Under the transfer agency agreement, the fund will reimburse PIMSS for its cost of providing such services to the fund. PIMSS has retained [ ] to provide sub-transfer agent, registrar, shareholder servicing agent and dividend dispersing agent services for the fund. The fund will pay PIMSS a fee for such services. The transfer agency agreement may be terminated by the fund or PIMSS (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

DIRECT REGISTRATION OF FUND SHARES. Through [ ], the Fund has made its Common Shares eligible for inclusion in the direct registration system ("DRS") administered by The Depository Trust Company ("DTC"), wherein [ ] will process transfers of Common Shares utilizing DTC's Profile Modification System.

POTENTIAL CONFLICTS OF INTEREST

The fund is managed by Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS

The fund and Pioneer have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and certain of Pioneer's affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

6. PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts
and total assets in the table is as of [          ]. For purposes of the table,
"Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

[Table to be completed by amendment]

                                                        NUMBER OF
                                                         ACCOUNTS
                                                       MANAGED FOR   ASSETS MANAGED
NAME                                                  WHICH ADVISORY    FOR WHICH
OF                             NUMBER OF                  FEE IS     ADVISORY FEE IS
PORTFOLIO                      ACCOUNTS  TOTAL ASSETS  PERFORMANCE-   PERFORMANCE-
MANAGER     TYPE OF ACCOUNT     MANAGED    MANAGED        BASED           BASED
--------- -------------------- --------- ------------ -------------- ---------------
[      ]  Other Registered
          Investment
          Companies

          Other Pooled
          Investment Vehicles

          Other Accounts

                                                        NUMBER OF
                                                         ACCOUNTS
                                                       MANAGED FOR   ASSETS MANAGED
NAME                                                  WHICH ADVISORY    FOR WHICH
OF                             NUMBER OF                  FEE IS     ADVISORY FEE IS
PORTFOLIO                      ACCOUNTS  TOTAL ASSETS  PERFORMANCE-   PERFORMANCE-
MANAGER     TYPE OF ACCOUNT     MANAGED    MANAGED        BASED           BASED
--------- -------------------- --------- ------------ -------------- ---------------
[      ]  Other Registered
          Investment
          Companies

          Other Pooled
          Investment Vehicles

          Other Accounts

POTENTIAL CONFLICTS OF INTEREST

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

..   A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

..   A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

..   A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

..   A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

..   If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS

Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

..   QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the [ Index]. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

..   QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

..   PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

FIXED INCOME ANALYSTS. Pioneer fixed income research analysts are compensated through base salary, incentive compensation and other longer term awards, utilizing a similar structure to the fixed income portfolio management team. 80% of incentive compensation for analysts is tied to the performance of the portfolios to which they contribute. For the final 20%, custom composites are created for each strategy to which an analyst contributes to create a basis for relative performance measurement.

SHARE OWNERSHIP BY PORTFOLIO MANAGERS

The following table indicates as of [          ] the value, within the
indicated range, of shares beneficially owned by the portfolio managers of the fund.

                                                   BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER                              OF THE FUND*
-------------------------                          --------------------
[          ]
[          ]

* Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000

D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000

7. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research enables Pioneer to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

8. REPURCHASE OF COMMON SHARES

The fund is a closed-end investment company and as such its shareholders will not have the right to cause the fund to redeem their shares. Instead, the fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the Common Shares do trade at a discount, the fund's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the fund and potential increase in the expense ratio of expenses to assets of the fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

Any service fees incurred in connection with any tender offer made by the fund will be borne by the fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the fund in anticipation of share repurchases or tenders will reduce the fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the fund's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the
delisting of the Common Shares from [          ], or (b) impair the fund's
status as a regulated investment company under the Code (which would make the fund a taxable entity, causing the fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the fund) or as a registered closed-end investment company under the 1940 Act;
(2) the fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any
(a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the fund,
(b) general suspension of or limitation on prices for trading securities on
[          ], (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks,
(d) material limitation affecting the fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

The repurchase by the fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the fund's shares may be the subject of repurchase or tender offers from time to time, or that the fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the fund of its Common Shares will decrease the fund's total assets, which would likely have the effect of increasing the fund's expense ratio.

Before deciding whether to take any action if the Common Shares trade below net asset value, the fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the fund's portfolio, the impact of any action that might be taken on the fund or its shareholders and market considerations. Based on these considerations, even if the fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the fund and its shareholders, no action should be taken.

9. TAX STATUS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding or disposing of common shares of the fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, real estate investment trusts, S corporations, other regulated investment companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, shareholders whose functional currency is not the U.S. dollar, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences, and it does not address the effect of any treaty. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the fund and its shareholders. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of acquiring, holding and disposing of common shares in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The fund will elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and
(b) not more than 25% of the value of the fund's total assets is invested in
(1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and
(iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Commencing within approximately 90 days from the date of the filing of the prospectus, the fund intends to declare a dividend from any net investment income (other than capital gains) each business day. Dividends are normally paid on the last business day of the month or shortly thereafter. The fund generally distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional common shares of the fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the fund. If a distribution to a shareholder is reinvested in additional shares under the Plan and the shares are trading at a price higher than the fund's net asset value per share (i.e., if the shares are trading at a premium), then the fund may issue new shares to distribute to the shareholder. In such a case, the shareholder will be treated as having received a distribution equal to the fair market value of those shares. If a distribution to a shareholder is reinvested in additional shares under the Plan and the shares are trading below the fund's net asset value per share (i.e., if the shares are trading at a discount), then shares may be purchased in the market for distribution to the shareholder, and the shareholder will be treated as having received the amount of cash used to purchase those shares.

In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, for taxable years beginning on or before December 31,

2012, if certain conditions are met, as "qualified dividend income," taxable to individual and certain other noncorporate shareholders at a maximum 15% U.S. federal income tax rate.

The fund invests primarily in debt securities, which do not produce "qualified dividend income." However, for taxable years beginning on or before December 31, 2012, a portion of the dividend distributions to individuals and certain other noncorporate shareholders may qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to qualified dividend income. Qualified dividend income generally means dividend income received from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. The fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a portion of the fund's distributions may qualify for this deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (for taxable years beginning on or before December 31, 2012, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and, for taxable years beginning on or before December 31, 2012, qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum U.S. federal income tax rate on long-term capital gains will be 20% in taxable years beginning after December 31, 2012.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

For taxable years beginning after December 31, 2012, a 3.8% Medicare contribution tax will generally apply to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a "surviving spouse" for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains will generally be taken into account in computing a shareholder's net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or to undistributed capital gains of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and other dispositions of the fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of distributions under the Plan) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales or exchanges of fund shares unless the fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.

If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest to a significant extent in debt obligations that are in the lowest ratings category or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If the fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the fund does make the election, it will provide required tax information to shareholders. The fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

The fund is required to withhold (as "backup withholding") a portion of reportable payments, including dividends and capital gain distributions, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than, for taxable years of the fund beginning on or before December 31, 2011, certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. "Qualified net interest income" is the fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax will apply to fund distributions and redemptions payable to such entities after December 31, 2012.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The [          ] of assets and liabilities and operations of the fund as of
[          ] appearing in this statement of additional information has been
audited by [          ] independent registered public accounting firm, as set
forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in
accounting and auditing. [          ] provides accounting, auditing and tax
preparation services to the fund.

10.ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the fund with the SEC, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

11.FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
   FIRM

[To be added by amendment]

12.APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED
   STOCK RATINGS/1/

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") SHORT-TERM RATINGS:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

DESCRIPTION OF MOODY'S LONG-TERM CORPORATE RATINGS:

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.
--------------------------------------------------------------------------------

--------
/1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

DESCRIPTION OF MOODY'S MEDIUM-TERM NOTE RATINGS:
--------------------------------------------------------------------------------

Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. These long-term ratings are expressed on Moody's general long-term scale. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

..   Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

..   Notes allowing for negative coupons, or negative principal;

..   Notes containing any provision that could obligate the investor to make any additional payments;

..   Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

STANDARD & POOR'S RATINGS GROUP'S LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

    . Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

    .  Nature of and provisions of the obligation;

    . Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

13.APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES

POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

APPLICABILITY

Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.

PURPOSE

The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. ("UniCredit").

Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").

PROCEDURES

PROXY VOTING SERVICE

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where:
(1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

SECURITIES LENDING

In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

SHARE-BLOCKING

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

DISCLOSURE

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

FILING FORM N-PX

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

COMPLIANCE FILES N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

PROXY VOTING GUIDELINES

ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

..   Corporate name change.

..   A change of corporate headquarters.

..   Stock exchange listing.

..   Establishment of time and place of annual meeting.

..   Adjournment or postponement of annual meeting.

..   Acceptance/approval of financial statements.

..   Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

..   Approval of minutes and other formalities.

..   Authorization of the transferring of reserves and allocation of income.

..   Amendments to authorized signatories.

..   Approval of accounting method changes or change in fiscal year-end.

..   Acceptance of labor agreements.

..   Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that maybe inconsistent, in its view, with Pioneer's goal of supporting the value of client's portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

We normally vote for proposals to:

..   Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

..   Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

..   Seek bids from other auditors.

..   Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

..   Indemnify auditors.

..   Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

Pioneer will vote for:

..   Audit, compensation and nominating committees composed of independent directors exclusively.

..   Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

..   Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

..   Election of an honorary director.

We will vote against:

..   Minimum stock ownership by directors.

..   Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

..   Requirements for union or special interest representation on the board.

..   Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

..   Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

..   Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

..   Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

..   Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

..   Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

..   Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead" directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

..   Contested election of directors.

..   Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

..   Mandatory retirement policies.

..   Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

..   Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.
Pioneer will vote for:

..   Cumulative voting.

..   Increase ability for shareholders to call special meetings.

..   Increase ability for shareholders to act by written consent.

..   Restrictions on the ability to make greenmail payments.

..   Submitting rights plans to shareholder vote.

..   Rescinding shareholder rights plans ("poison pills").

..   Opting out of the following state takeover statutes:

   . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

   . Control share cash-out provisions, which require large holders to acquire shares from other holders

   . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control

   . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

   . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

   .   Fair price provisions.

   .   Authorization of shareholder rights plans.

   .   Labor protection provisions.

   .   Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

..   Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

..   Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

..   Proposals that allow shareholders to nominate directors.

We will vote against:

..   Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

..   Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

..   Classes of shares with unequal voting rights.

..   Supermajority vote requirements.

..   Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

..   Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

..   Extension of advance notice requirements for shareholder proposals.

..   Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

..   Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

..   Changes in par value.

..   Reverse splits, if accompanied by a reduction in number of shares.

..   Shares repurchase programs, if all shareholders may participate on equal terms.

..   Bond issuance.

..   Increases in "ordinary" preferred stock.

..   Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

..   Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

..   Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

..   Increase in authorized common stock. We will make a determination considering, among other factors:

   .   Number of shares currently available for issuance;

   . Size of requested increase (we would normally approve increases of up to 100% or current authorization);

   .   Proposed use of the proceeds from the issuance of additional shares, and

   . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

..   Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

..   Proposals to submit private placements to shareholder vote.

..   Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

..   401(k) benefit plans.

..   Employee stock ownership plans (ESOPs), as long as shares allocated to
    ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

..   Various issues related to the Omnibus Budget and Reconciliation Act of 1993
    (OBRA), including:

   .   Amendments to performance plans to conform with OBRA;

   .   Caps on annual grants or amendments of administrative features;

   .   Adding performance goals, and

   .   Cash or cash and stock bonus plans.

..   Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

..   Require that option repricing be submitted to shareholders.

..   Require the expensing of stock-option awards.

..   Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

..   Employee stock purchase plans where the purchase price is equal to at least
    85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

..   Shareholder proposals seeking additional disclosure of executive and director pay information.

..   Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

   . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                 Dilution = (A + B + C) / (A + B + C + D), where
                 A = Shares reserved for plan/amendment,
                 B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

   .   The plan must not:

      . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval

      . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments

   . We are generally in favor of proposals that increase participation beyond executives.

   . We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

   . We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

   . We generally support proposals asking companies to adopt stock holding periods for their executives.

..   All other employee stock purchase plans.

..   All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

..   All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

..   Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

..   Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

..   Limits on executive and director pay.

..   Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

Pioneer will vote for:

..   Confidential Voting.

..   Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

..   Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

..   Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

..   Bundled proposals. We will evaluate the overall impact of the proposal.

..   Adopting or amending the charter, bylaws or articles of association.

..   Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

..   Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

..   Limitations on stock ownership or voting rights.

..   Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis:

..   Mergers and acquisitions.

..   Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

..   Debt restructurings.

..   Conversion of securities.

..   Issuance of shares to facilitate a merger.

..   Private placements, warrants, convertible debentures.

..   Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

..   Establishment of new classes or series of shares.

..   Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

..   Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

..   Approval of new or amended advisory contracts.

..   Changes from closed-end to open-end format.

..   Authorization for, or increase in, preferred shares.

..   Disposition of assets, termination, liquidation, or mergers.

..   Classified boards of closed-end funds, but will typically support such proposals.

SOCIAL ISSUES

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

..   Conduct studies regarding certain issues of public concern and interest;

..   Study the feasibility of the company taking certain actions with regard to such issues; or

..   Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how it votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

..   An affiliate of Pioneer, such as another company belonging to the UniCredit
    S.p.A. banking group (a "UniCredit Affiliate");

..   An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

..   An issuer of a security for which UniCredit has informed Pioneer that a
    UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

..   A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Pioneer will abstain from voting shares of UniCredit Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

SUPERVISION

ESCALATION

It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.

TRAINING

Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

RELATED POLICIES AND PROCEDURES

Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.

RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

..   Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

..   Retains a record of the vote cast;

..   Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

..   Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

..   A record memorializing the basis for each referral vote cast;

..   A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

..   A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.

RELATED REGULATIONS

Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206(4)-6, 204-2

ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES

October 5, 2004

EFFECTIVE DATE:

October 5, 2004

REVISION DATE:

March 2008

                          PART C - OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1.  Financial Statements.
    Part A: Financial Highlights (not applicable).
    Part B: Financial Statements (to be filed by amendment).

2.  Exhibits.
    (a)(1)     Agreement and Declaration of Trust.                          (1)
    (a)(2)     Certificate of Trust.                                        (1)
    (b)        By-Laws.                                                     (1)
    (c)        Not Applicable.
    (d)        Specimen Share Certificate                                   *
    (e)        Automatic Dividend Reinvestment Plan.                        *
    (f)        Not Applicable.
    (g)        Form of Investment Advisory Agreement with Pioneer
               Investment Management, Inc.                                  *
    (h)        Form of Purchase Agreement among the Registrant, Pioneer
               Investment Management, Inc. and Underwriters.                *

    (i)        Not Applicable.
    (j)        Custodian Agreement.                                         *
    (k)(1)     Form of Administration Agreement with Pioneer Investment
               Management, Inc.                                             *
    (k)(2)     Form of Administration Agreement between Pioneer Investment
               Management, Inc. and [          ]                            *
    (k)(4)     Form of Sub-Transfer Agent Services Agreement.               *
    (l)        Opinion of Counsel.                                          *
    (m)        Not Applicable.
    (n)        Consent of Independent Auditors.                             *
    (o)        Not Applicable.
    (p)        Initial Share Purchase Agreement.                            *
    (q)        Not Applicable.
    (r)        Code of Ethics.                                              *
    (s)        Power of Attorney.                                           *

(1)Filed herewith.

*  To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

Reference is made to the Purchase Agreement among the Registrant, Pioneer Investment Management, Inc. and the Underwriters for the Registrant's common shares of beneficial interest to be filed by amendment.

ITEM 27. OTHER EXPENSES AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

            Registration fees                             $[      ]
            Exchange listing fees                         $[      ]
            Financial Industry Regulatory Authority fees  $[      ]
            Printing (other than certificates)            $[      ]
            Engraving and printing certificates           $[      ]
            Accounting fees and expenses                  $[      ]
            Legal fees and expenses                       $[      ]
            Underwriting fees                             $[      ]
            Miscellaneous                                 $[      ]
            Total                                         $[      ]

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

As of August 16, 2012, the number of record holders of each class of securities of the Registrant was

            (1)                                     (2)
            Title of Class                Number of Record Holders
            --------------                ------------------------
            Common Shares (no par value)             0

ITEM 30. INDEMNIFICATION

Except for the Trust's Agreement and Declaration of Trust, (the "Declaration"), establishing the Trust as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Trust, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other Unicredit subsidiaries.

                                                           OTHER BUSINESS, PROFESSION,
                                                                   VOCATION OR
                                                  EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST
NAME OF DIRECTOR/OFFICER                                        TWO FISCAL YEARS
  John F. Cogan, Jr.      Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts
                                                                                                                  02109

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. (a) For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.
    (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 16th day of August, 2012.

                                          PIONEER MULTI-ASSET CREDIT TRUST
                                          By:     /s/John F. Cogan, Jr.
                                                  -----------------------------
                                          Name:   John F. Cogan, Jr.
                                          Title:  Trustee and President

       Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                                               Title                                Date
      Signature                                -----                                 ----
/s/John F. Cogan, Jr.  President (Principal Executive Officer), Chief          August 16, 2012
-----------------      Financial Officer and Treasurer
John F. Cogan, Jr.     (Principal Financial and Accounting Officer), and
                       Trustee

                                 EXHIBIT INDEX

  NAME                                                                EXHIBIT
  Agreement and Declaration of Trust                                    (a)(1)

  Certificate of Trust                                                  (a)(2)

  By-Laws                                                               (b)